                                                                  Exhibit 10.125

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Fifth Amendment") is made and entered into as of the 23rd day of April, 2004, by and between XXL ONE, LTD., a Tex as limited partnership ( "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of February 19, 2004 (the "Original Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 1, 2004 (the "First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated as of April 8, 2004 (the "Second Amendment"), that certain Third Amendment to Purchase and Sale Agreement dated as of April 14, 2004 (the "Third Amendment), and that certain Fourth Amendment to Purchase and Sale Agreement dated as of April 21, 2004 (the "Fourth Amendment; and together with the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment, the "Agreement"), with respect to certain real property and all improvements thereon commonly known as Alison's Corner Shopping Center, San Antonio, Texas, and more particularly described in the Agreement.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Fifth Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Fifth Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. ADDITIONAL CONDITIONS TO CLOSING. In addition to, and not in lieu or limitation of, any and all conditions to Closing contained in the Agreement, the obligation of Purchaser to close the transaction contemplated by the Agreement and this Fifth Amendment is and shall be subject and conditioned upon, in Purchaser's sole and absolute discretion, satisfaction of all of the following:

          (a) Seller's delivery, on or before April 28, 2004 (the "Closing Date"), to Purchaser a fully executed Guaranty of Lease executed by Ross Stores, Inc. ("Ross"), pursuant to which Ross guaranties all payment obligations of Ross Stores Texas, L.P. (the "Tenant") under and pursuant to that certain Lease (as amended), dated as of November 14, 2002, between Seller and the Tenant. Such guaranty shall be in form and substance substantially similar to the Guaranty attached hereto as Exhibit A and made a part hereof; and

          (b) Seller's delivery, on or before the Closing Date, to Purchaser of a revised Tenant Estoppel Certificate for Dots, LLC ("Dots") pursuant to which Dots agrees and confirms that the square footage of all leasable area of the shopping center of which the Leased Premises (as defined in the Dots Tenant Estoppel Certificate) are a part is 55,066.

                                                                 DMW

                                                                 /s/ J.L.

     A copy of the original Dots Tenant Estoppel Certificate is attached hereto as Exhibit B and made a part hereof.

     3.   WARRANTIES.

          (a) Seller and purchaser acknowledge that the warranties set forth on Exhibit C attached hereto and made a part hereof are not transferable to Purchaser (or its nominee or designee) without the prior consent of the warranty provider. Seller agrees that, at its sole cost and by the Closing Date, it will either (i) obtain the consent of each warranty provider listed on Exhibit C hereto to the transfer of the applicable warranty to Purchaser (or its nominee or designee), or (ii) cause the applicable warranty to be re-issued in the name of Purchaser (or its nominee or designee).

          (b) Seller and Purchaser acknowledge that the warranty provided by Holt Door Systems, Inc. relating to the Ross space is not transferable without the warranty provider's prior consent. Seller and Purchaser agree that such warranty will not be transferred to Purchaser (or its nominee or designee) at Closing; provided, however, that Seller shall, until the expiration of such warranty, cooperate with Purchaser, at no cost to Seller, with respect to the enforcement of the terms and provisions of, and any and all claims under, any such warranty.

     4. COUNTERPARTS; FACSIMILE SIGNATURES. This Fifth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     5. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Fifth Amendment, this Fifth Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                 DMW

                                                                 /s/ J.L.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC., an Illinois corporation

                                  By:  /s/ Jason A. Lazarus
                                     ------------------------------------------
                                       Name:  Jason A. Lazarus
                                            -----------------------------------
                                       Its:  Authorized Agent
                                           ------------------------------------

                                  SELLER:

                                  XXL ONE, LTD., a Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          -------------------------------------
                                            Name:  David W. Monnich
                                                 ------------------------------
                                            Its:  President
                                                --------------------------------

                                                                             DMW

                                    EXHIBIT A

                                    GUARANTY

     As a [ILLEGIBLE] to and in consideration of DEVELOPMENT STRATEGIES
TEXAS, INC., a Texas corporation, ("Landlord"), entering into a written lease (the "Lease") with ROSS STORES TEXAS, L.P., a Texas limited partnership ("Tenant"), dated the same date as this Guaranty, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Premises located in the City of San Antonio, County of Bexar, State of Texas, ROSS STORES, INC., a
Delaware corporation ("Guarantor"), whose address is [ILLEGIBLE] Central Avenue, Newark, CA 94560, guarantees and [ILLEGIBLE] to and for the benefit of Landlord the performance of all obligations of Tenant under the Lease.

     The provisions of the Lease may be changed by agreement between Landlord and Tenant at any time, or by [ILLEGIBLE] of [ILLEGIBLE], without the [ILLEGIBLE] of or without notice to Guarantor. This Guaranty shall guarantee the performance of the Lease as changed. Assignment of the Lease (as permitted by the Lease) shall not affect this Guaranty.

     If Tenant defaults with respect to any payment obligation under the Lease, Landlord shall have the right to proceed immediately against Guarantor and/or Tenant, and to enforce against Guarantor and/or Tenant any rights that Landlord may have under the Lease or pursuant applicable laws with respect to such default. If the Lease terminates and Landlord has any right(s) that it is entitled to enforce against Tenant after termination, Landlord shall have the right to enforce such right(s) against Guarantor.

     Guarantor waives the right to require Landlord to (1) proceed against Tenant; (2) proceed against or [ILLEGIBLE] any security that Landlord holds from Tenant; or (3) Pursue any other remedy in Landlord's power. Guarantor waives any defense by reason of any disability of Tenant, until all of Tenant's monetary obligations to Landlord under the Lease have been discharged in full, Guarantor has no right of subrogation against Tenant. Guarantor waives its right to enforce any remedies that Landlord now has, or later may have, against Tenant. Guarantor waives any right to participate in any security now or later held by Landlord.

     If Landlord is required to enforce Guarantor's obligations by legal proceedings, Guarantor shall pay to Landlord all costs incurred, including, without limitation, reasonable attorneys' fees.

     Guarantor's obligations under this Guaranty shall be binding on Guarantor's [ILLEGIBLE], but shall be no greater than Tenant's or as otherwise set forth in this Lease.

Dated: November 14, 2002                ROSS STORES, INC.,
                                        a Delaware corporation

                                        By:    /s/ [ILLEGIBLE]
                                             -------------------------------
                                        Its:     Senior Vice President
                                             -------------------------------

Alison's Corner Shopping Center                         09/10/02 /s/ [ILLEGIBLE]
San Antonio, TX
[ILLEGIBLE] Project No. T022569
[ILLEGIBLE]

                                                                 DMW

                                                                 /s/ J.L.

                                    EXHIBIT B

                           TENANT ESTOPPEL CERTIFICATE

TO:  Inland Real Estate Acquisitions, Inc.
     Inland Western San Antonio Military Drive Limited
     Partnership, their lenders and their respective successor and/or assigns 2901 Butterfield Road
     Oak Brook, Illinois 60523

RE:  Alison's Corner Shopping Center
     2720 SW Military Drive San Antonio, Texas (the "Property")

Ladies and Gentlemen:

     The following statements are made with the knowledge that Inland Real Estate Acquisitions, Inc., Inland Western San Antonio Military Drive Limited Partnership, their lenders, and respective successors and assigns, and/or investors (individually and collectively, as applicable, "Purchaser"), are relying on them in connection with the acquisition and financing of the Property by Purchaser and, in connection therewith, the assignment of the Lease (defined below) to Purchaser, and Purchaser and its respective lenders, successors, assigns and successor owners of the Property may rely on such statements for that purpose.

     The undersigned, successor in interest by merger and assignment to Dots, Inc. effective as of May 23, 2003, ("Tenant"), being the Tenant under the Lease covering certain premises at the Property, hereby certifies, represents, warrants, covenants and agrees as follows:

     1. Tenant is the tenant under a Lease with XXL One, Ltd ("Landlord") dated December 10, 2002, as amended by letter amendment dated December 11, 2002, delineating a No Build Area on the site plan (collectively, the "Lease"). The Lease demises to Tenant approximately four thousand (4,000) square feet in the Property, known as Unit/Suite 104 (the "Leased Premises"). The square footage of all leasable area of the shopping center of which the Leased Premises is a part is 58,187 (plus or minus). The initial term of the Lease commenced on September 11, 2003, and will expire on January 31, 2009, exclusive of unexercised renewal options and extension options contained in the Lease. Tenant has three options to extend the term of the Lease for five years each. There have been no other amendments, modifications, revisions or supplements to the Lease, and there are no other agreements of any kind between Landlord and Tenant regarding the Leased Premises.

     2. The Lease has been duly authorized and executed by Tenant and is in good standing and in full force and effect.

     3. Tenant has accepted, is in sole possession of, and is presently occupying the Leased Premises. The Lease has not been hypothecated or assigned by operation of law or otherwise by Tenant and no subleases, concession agreement, license, use or other occupancy agreement covering the Leased Premises, or any portion of the Leased Premises, has been entered into by Tenant except as set forth above.

     4. Tenant commenced paying rent on September 11, 2003. Tenant is currently obligated to pay fixed or base rent under the Lease in the annual amount of Sixty-Seven Thousand and No/100 Dollars ($67,000.00), payable in advance, in equal monthly installments of Five Thousand Five Hundred Eighty-Three and 33/100 Dollars ($5,583.33). The Lease provides for Tenant to pay to Landlord as additional rent its pro rata share of operating expenses, common area maintenace charges and insurance premiums ("Tenant's CAM Share"), and its pro rate share of real property taxes ("Tenant's Tax Share"). Tenant currently is paying,

                                                                 DMW

                                                                 /s/ J.L.

monthly, in advance, as additional rent under the Lease, equal installments (as estimated by Landlord pursuant to the Lease) of the Tenant's CAM Share in the amount of $373.33, and of the Tenant's Tax Share of $826.67. All rent has been paid under the Lease through March 31, 2004. No rent under the Lease has been paid more than (1) month in advance, and no other sums have been deposited with Landlord. Tenant is entitled to no rent abatement, concessions, free rent, allowances for improvements, refurbishment or otherwise or other similar compensation in connection with renting the Leased Premises. Tenant has no setoffs, claims or defenses to the enforcement of the Lease by Landlord and no deductions of credits against rent under the Lease. Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, nor has Landlord provided financing for, made loans or advances to, or invested in Tenant's business.

     5. To Tenant's knowledge, neither Landlord nor Tenant is in default under the Lease beyond any applicable cure period and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default. As of the date of this estoppel certificate, there is no dispute between Landlord and Tenant, and there is no litigation between Landlord and Tenant with respect to the Lease or the Leased Premises, and there has been no litigation between Landlord (or any predecessor landlord) and Tenant with respect to the Lease or the Leased Premises or Tenant's use and occupancy thereof To Tenant's knowledge, Tenant has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, order or directives relating to use, operation or condition of the Leased Premises or the Property.

     6. Except as specifically stated in the Lease, Tenant has not been granted (a) any option to extend the term of the Lease, (b) any option to expand the Leased Premises or to lease additional space within the Property, (c) any right of first refusal on any space at the Property, or (d) any option or right of first refusal to purchase the Leased Premises or the Building or any part thereof Tenant has no option to terminate the Lease as to the Leased Premises or any part or portion thereof prior to its stated expiration except as fellows:
Pursuant to Section 3.4 of the Lease for any co-tenancy violation, Tenant has a right to terminate the Lease. As of the date hereof and to Tenant's knowledge, there is no such violation.

     7. To Tenant's knowledge, ail obligations and conditions under the Lease to be performed to date by Landlord have been satisfied, free of defenses and set-offs, including all construction work and tenant improvements in the Leased Premises, and Landlord has made all contributions, if any, required of Landlord to date under the Lease. Landlord is not obligated to provide or construct any further tenant improvements or other tenant allowances except as provided in the Lease.

     8. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Leased Premises or the Leases or the rents, Tenant has not (a) applied for the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of the Property. (b) admitted in writing its inability to pay its debts as they become due, (c) made a general assignment for the benefit of its creditors, (d) filed a voluntary petition or commenced a voluntary case or proceeding under the Federal, Bankruptcy Code, (e) been adjudicated a bankrupt or insolvent, (f) filed a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) received any notice of any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code, or (h) taken any corporate, partnership, limited liability company or other action for the purpose of effecting any of the foregoing.

                                                                 DMW

                                                                 /s/ J.L.

                                  EXECUTED as of the 19th day of March, 2004.


A Delaware limited liability company.

By:  /s/ Karen Clyde
   ---------------------------------
Name: Karen Clyde
Title: Director/Lease Administration

                                                                 DMW

                                                                 /s/ J.L.

                                    EXHIBIT C

WARRANTY                            PROVIDER               CONSENT       EXPIRATION
--------------------------   ------------------------   --------------   ----------
ROOF (595 SQS)               American Roofing & Metal   NEED CONSENT      6/9/05
                             Co., Inc.

ROOF (59,500 sq.ft.)         OMNOVA Solutions, Inc.     NEED CONSENT      5/28/2018

Unit Model No. LGA180HL2G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603D05436                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGC156HL1G,   Lennox                     NEED CONSENT      Varies
Serial No.5603D05461                                    FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGA210HL2G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603D05465                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGA102HS3G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603C04950                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGA120HS2G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603D05639                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGA042HS2G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603D05848                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

Unit Model No. LGA060HS2G,   Lennox                     NEED CONSENT      Varies
Serial No. 5603D05822                                   FOR ASSIGNMENT
                                                        OF THE
                                                        EXTENDED
                                                        WARRANTY

                                                                 DMW

                                                                 /s/ J.L.

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Fourth Amendment") is made and entered into as of the 21st day of April, 2004, by and between XXL ONE, LTD., a Texas limited partnership ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of February 19, 2004 (the "Original Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 1, 2004 (the "First Amendment"), by that certain Second Amendment to Purchase and Sale Agreement dated as of April 8, 2004 (the "Second Amendment"), and that certain Third Amendment to Purchase and Sale Agreement dated as of April 14, 2004 (the "Third Amendment; and together with the Original Agreement, the First Amendment and the Second Amendment, the "Agreement"), with respect to certain real property and all improvements thereon commonly known as Alison's Corner Shopping Center, San Antonio, Texas, and more particularly described in the Agreement

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS: DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Fourth Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Fourth Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. INSPECTION PERIOD. Pursuant to Section 7 of the Original Agreement, as amended by Section 2 of the First Amendment, Section 2 of the Second Amendment and Section 2 of the Third Amendment, Buyer's Initial Examination Period is scheduled to expire on April 21, 2004. Seller and Purchaser hereby agree that the date upon which Buyer's Initial Examination Period shall expire is hereby extended from April 21, 2004 until April 23, 2004.

     3. COUNTERPARTS: FACSIMILE SIGNATURES. This Fourth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Fourth Amendment, this Fourth Amendment shall be deemed to be a part of the Agreement

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                 DMW

                                                                 /s/ J.L.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC., an Illinois corporation


                                  By:  /s/ Jason A. Lazarus
                                     --------------------------------------
                                       Name:  Jason A. Lazarus
                                            -------------------------------
                                       Its:  Authorized Agent
                                           --------------------------------

                                  SELLER:

                                  XXL ONE, LTD., A Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          -------------------------------------
                                            Name:  David W. Monnich
                                                 ------------------------------
                                            Its:  President
                                                -------------------------------

                                                                 DMW

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Third Amendment") is made and entered into as of the 14th day of April, 2004, by and between XXL ONE, LTD., a Texas limited partnership (" Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of February 19, 2004 (the "Original Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 1, 2004 (the "First Amendment"), and by that certain Second Amendment to Purchase and Sale Agreement dated as of April 8, 2004 (the "Second Amendment"; and together with the Original Agreement and the First Amendment, the "Agreement"), with respect to certain real property and all improvements thereon commonly known as Alison's Corner Shopping Center, San Antonio, Texas, and more particularly described in the Agreement.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Third Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Third Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. INSPECTION PERIOD. Pursuant to Section 7 of the Original Agreement, as amended by Section 2 of the First Amendment and Section 2 of the Second Amendment, Buyer's Initial Examination Period is scheduled to expire on April 14, 2004. Seller and Purchaser hereby agree that the date upon which Buyer's Initial Examination Period shall expire is hereby extended from April 14, 2004 until April 21, 2004.

     3.   PURCHASE PRICE. Notwithstanding anything to the contrary contained in
Section 4 of the Original Agreement, the Purchase Price for the Property shall be Six Million Nine Hundred Sixty One Thousand Five Hundred Twenty Nine and No/100 Dollars ($6,961,529.00).

     4. CLOSING. Notwithstanding anything to the contrary contained in the Agreement (including, without limitation, Section 11 of the Original Agreement), and subject to satisfaction of all conditions to Closing, the Closing shall occur on April 28, 2004.

     5. COUNTERPARTS; FACSIMILE SIGNATURES. This Third Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     6. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally

                                                                 DMW

                                                                 /s/ J.L.

written. From and after the date of this Third Amendment, this Third Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                 DMW

                                                                 /s/ J.L.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC., an Illinois corporation


                                  By:  /s/ Jason A. Lazarus
                                     --------------------------------------
                                       Name:  Jason A. Lazarus
                                            -------------------------------
                                       Its:  Authorized Agent
                                           --------------------------------

                                  SELLER:

                                  XXL ONE, LTD., a Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          -------------------------------------
                                            Name:  David W. Monnich
                                                 ------------------------------
                                            Its:  President
                                                -------------------------------

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Second Amendment") is made and entered into as of the 8th day of April, 2004, by and between XXL ONE, LTD., a Texas limited partnership ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of February 19, 2004 (the "Original Agreement"), as Amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 1, 2004 (the "First Amendment"; and together with the Original Agreement, the "Agreement"), with respect to certain real property and all improvements thereon commonly known as Alison's Corner Shopping Center, San Antonio, Texas, and more particularly described in the Agreement.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Second Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Second Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. INSPECTION PERIOD. Pursuant to Section 7 of the Original Agreement, as amended by Section 2 of the First Amendment, Buyer's Initial Examination Period is scheduled to expire on April 8, 2004. Seller and Purchaser hereby agree that the date upon which Buyer's Initial Examination Period shall expire is hereby extended from April 8, 2004 until April 14, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Second Amendment, this Second Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                 /s/ J.L.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC. an Illinois corporation


                                  By:  /s/ Jason A. Lazarus
                                     --------------------------------------
                                       Name: Jason A. Lazarus
                                            -------------------------------
                                       Its: Authorized Agent
                                           --------------------------------

                                  SELLER:

                                  XXL ONE, LTD., a Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          ---------------------------------
                                            Name:  David W. Monnich
                                                 --------------------------
                                            Its:  President
                                                ---------------------------

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC, an Illinois corporation


                                  By:
                                     --------------------------------------
                                       Name:
                                            -------------------------------
                                       Its:
                                           --------------------------------

                                  SELLER:

                                  XXL ONE, LTD., a Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          ---------------------------------
                                            Name:  David W. Monnich
                                                 --------------------------
                                            Its:  President
                                                ---------------------------

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "First Amendment") is made and entered into as of the 1st day of April, 2004, by and between XXL ONE, LTD., a Texas limited partnership ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of February 19, 2004 (the "Agreement"), with respect to certain real property and all Improvements thereon commonly known as Alison's Corner Shopping Center, San Antonio, Texas, and more particularly described in the Agreement.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this First Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this First Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. INSPECTION PERIOD. Pursuant to Section 7 of the Agreement, Buyer's Initial Examination Period is scheduled to expire on April 1, 2004. Seller and Purchaser hereby agree that the date upon which Buyer's Initial Examination Period shall expire is hereby extended from April 1, 2004 until April 8, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This First Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this First Amendment, this First Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                 /s/ J.L.

                                                                 DMW

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                  PURCHASER:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC, an Illinois corporation


                                  By:  /s/ Jason A. Lazarus
                                     --------------------------------------
                                       Name: Jason A. Lazarus
                                            -------------------------------
                                       Its: Authorized Agent
                                           --------------------------------

                                  SELLER:

                                  XXL ONE, LTD., a Texas limited partnership

                                  By:  DEVELOPMENT STRATEGIES TEXAS, INC., its
                                       General Partner


                                       By:  /s/ David W. Monnich
                                          ---------------------------------
                                            Name:  David W. Monnich
                                                 --------------------------
                                            Its:  President
                                                ---------------------------

                                                                             DMW

                           PURCHASE AND SALE AGREEMENT
                                     BETWEEN
               INLAND REAL ESTATE ACQUISITIONS, INC. AS BUYER, AND
              XXL ONE, LTD., A TEXAS LIMITED PARTNERSHIP, AS SELLER

     This Purchase and Sale Agreement (the "AGREEMENT") is entered into by and between INLAND REAL ESTATE ACQUISITIONS, INC. ("BUYER"), and XXL ONE, LTD., A TEXAS LIMITED PARTNERSHIP ("SELLER"). In consideration of the mutual covenants and representations herein contained, Seller and Buyer agree as follows:

     1. DESCRIPTION OF PROPERTY. Seller agrees to sell, and Buyer agrees to purchase, according to the terms set forth, the following described property (herein collectively called the "PROPERTY" or "PROJECT").

          1.1 LAND. Lot 2, Block 1, NCB 17550, Alison's Corner Subdivision, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9544, Page 11, Deed and Plat Records of Bexar County, Texas, and as more specifically described in the attached EXHIBIT "A," which is incorporated herein by reference as if copied at length.

          1.2 EASEMENTS. All of Seller's right, title, and interest in any easements affecting or relating to the Property.

          1.3 IMPROVEMENTS. Single story, Fifty Five Thousand Sixty-Six (55,066) square foot building, more or less, as more particularly described in EXHIBIT "C," which is attached hereto, and incorporated herein by reference for all purposes as if copied at length, together with all fixtures, structures, parking areas, landscaping and all other improvements constructed and located on the Property (the "IMPROVEMENTS").

          1.4 RIGHTS AND APPURTENANCES. All rights and appurtenances pertaining to the Land, including any right, title, and interest of Seller in and to all any strips or gores between the Land and all abutting or adjoining properties, adjacent streets, alleys or right-of-way in, on, across, in front of, or used in connection with the beneficial use and enjoyment of said Land and Property, as well as any rights, licenses, privileges and reversions appurtenant to the Land and Property, as well as all development rights, air rights and water rights relating to the Property (the "RIGHTS AND APPURTENANCES").

          1.5 TANGIBLE PERSONAL PROPERTY. All that property described in EXHIBIT "D," which is attached hereto, and incorporated herein by reference for all purposes as if copied at length, including, but not limited to, equipment, tools, machinery, supplies, spare parts, vehicles, antennas, air conditioning and cooling units or systems, carpeting, awnings, keys, access cards, codes, devices and computer software used for access to the Property, including all entrance doors and locked spaces, signs, building materials and other tangible personal property of every kind and character owned by Seller and located upon or used in connection with the operation and management of the Property, but excluding all personal property owned by Tenants (the "TANGIBLE PERSONAL PROPERTY").

          1.6 INTANGIBLE PROPERTY. All that property described in EXHIBIT "E," which is attached hereto, and incorporated herein by reference for all purposes as if copied at length, including, but not limited to, all licenses, permits, certificates of occupancy and approvals issued or granted by the applicable municipal authorities in connection with the Property, as well as all building plans and specifications (including "AS BUILT" drawings) respecting the Improvements, and all structural reviews, architectural drawings and engineering, soils, seismic, geologic and architectural reports, surveys, environmental risk assessment reports, utility and zoning studies, traffic studies, wetland studies, termite or other pest control reports, studies and certificates and

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]
other documents pertaining to the Property which are within the possession of, under the control of, or reasonably available to Seller (the "INTANGIBLE PROPERTY").

          1.7 LEASES. The leases, including all amendments thereto and guaranties thereof (the "LEASES") described in the EXHIBIT "F," which are attached hereto, and incorporated herein by reference for all purposes as if copied at length.

          1.8 CONTRACTS. All (i) management, leasing, service, construction, architect, development, maintenance, operating, repair and other contracts, agreements and commitments (excluding the Leases) in any way relating to the Property or any part thereof; (ii) equipment leases and all rights and options of Seller thereunder relating to equipment or property located in or upon the Property or used in connection therewith; and (iii) guarantees and warranties in effect with respect to the Property or any portion thereof (collectively, the "CONTRACTS"). Prior to the expiration of Buyer's Examination Period, Buyer shall have the right to notify Seller of any Contracts that Buyer requires be terminated as of Closing (the "TERMINATED CONTRACTS"). Seller shall, at its sole cost and expense, cause all of the Terminated Contracts to be terminated as of Closing.

     2. EFFECTIVE DATE. This Agreement when executed by Buyer and Seller shall be delivered to Chicago Title Insurance Company, Attention: Nancy Castro (the "ESCROW AGENT") (See Notice to Title Company and Escrow Agent that follows the signature of Buyer and Seller in this Agreement). The effective date of this Agreement will be the date on which this Contract is fully executed by both parties and receipted by the Escrow Agent.

     3.   EARNEST MONEY.

          3.1. EARNEST MONEY. Within three (3) Business Days after the Effective Date, the Buyer will cause to be delivered to the Escrow Agent the amount of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($125,000.00 U.S.) in immediately available funds, to secure Buyer's performance pursuant to the terms and conditions of this Agreement, to be held in an interest bearing account with a federally insured institution reasonably acceptable to Buyer (said sum and all interest earned thereon is herein the "INITIAL EARNEST MONEY"). Additional earnest money in the amount of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($125,000.00 U.S.) (the "ADDITIONAL EARNEST MONEY") shall be delivered to the Escrow Agent in immediately available funds within three (3) Business Days after the expiration of the Buyer's Examination Period as defined herein in the event Buyer does not terminate this Agreement prior to the expiration of the Buyer's Examination Period pursuant to the provisions of this Agreement. The Additional Earnest Money shall also be placed in the interest bearing account referenced above and shall be applied at Closing or otherwise disbursed as provided by the other terms of this Agreement. The Initial Earnest Money and the Additional Earnest Money, together with all interest accrued thereon, are hereinafter referred to collectively as the "EARNEST MONEY," which Earnest Money shall be nonrefundable to Buyer unless Buyer exercises a right to terminate this Agreement in accordance with the terms of this Agreement and shall be applied at Closing. Seller shall have the option of terminating this Agreement if the Earnest Money is not delivered to the Escrow Agent within

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer such time. In the event this transaction closes, the Earnest Money shall be applied to the Purchase Price at Closing. The Earnest Money shall otherwise be disbursed in accordance with the applicable provisions of SECTIONS 5, 7, 11.9, 14, 22 AND 23 of this Agreement. If the Earnest Money is returned to Buyer on account of Buyer's election to terminate this Agreement, such payment constitutes: a complete release of all claims, if any, that Buyer has or may have against Seller; of any rights that Buyer has under this Agreement; and termination of any obligation Seller has to anyone under this Agreement. Notwithstanding anything to the contrary provided above or elsewhere in this Agreement, the Escrow Agent shall disburse the Earnest Money only upon receipt of the joint order of Seller and Buyer; provided, however, that only the order of Buyer shall be required to direct disbursement of the Earnest Money prior to the expiration of Buyer's Examination Period.

     4. PURCHASE PRICE. The Purchase Price (the "PURCHASE PRICE" for the Property shall be a total of SEVEN MILLION FORTY ONE THOUSAND FIVE HUNDRED TWENTY NINE AND NO/100 DOLLARS ($7,041,529.00 U.S.) The Purchase Price, plus or minus prorations as hereinafter provided in this Agreement, shall be payable in cash at Closing (as that term is defined in SECTION 11).

     5.   TITLE AND SURVEY(S); LEASES; REPORTS AND STUDIES.

          5.1 SURVEY(S). Within five (5) Business Days after the Effective Date, Seller will provide Buyer with copies of all surveys in its possession. The cost of the amendment of the "SURVEY EXCEPTION" from the Owner's Title Policy shall be at Buyer's expense. Seller acknowledges that Buyer intends to order, at Buyer's cost and to Buyer's specifications, a current as-built survey of the Property (the "AS-BUILT SURVEY").

          5.2 TITLE COMMITMENT. Within five (5) Business Days after the Effective Date, Seller, at Seller's sole cost and expense, shall furnish or cause the Title Company to furnish to Buyer a Commitment for the Title Insurance from the Title Company (the "COMMITMENT") together with complete and legible copies of all instruments that create or evidence exceptions to title (the "TITLE DOCUMENTS"). Such Commitment shall state it will furnish to Buyer at the Closing a fully paid Owner's Policy of Title Insurance (the "OWNER'S TITLE POLICY") underwritten by Chicago Title Insurance Company covering the Property (which Title Policy shall be at Seller's expense) in the aggregate face amount of the total Purchase Price, subject to all Permitted Exceptions (hereinafter defined). The Seller and Buyer acknowledge that the Title Company for purposes of this transaction is Marathon Title Company, attn. Rick Day & Donna Schumann, 210-366-1306 office, 210-366-073Ofax, email Rick@marathontitle.com or Donna@marathontitle.com, 800 E. Sonterra Blvd., Suite 170, San Antonio Texas 78258 and that Marathon will receive one hundred percent (100%) of all fees paid for title work and title policy for this transaction.

          5.3 TITLE AND SURVEY OBJECTIONS. Buyer shall have fifteen (15) Business Days from the respective date that all of the As-Built Survey, Commitment and Title Documents are provided within which to approve or disapprove the Commitment and the As-Built Survey (the "APPROVAL PERIODS"), such approvals or disapprovals to be within Buyer's sole discretion. If Buyer fails to disapprove any such item by written notice to Seller and the Title Company within

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer either respective Approval Period, Buyer shall be deemed to have approved such item. Buyer shall give Seller written notice of its objections to the Commitment and As-Built Survey (the "TITLE AND SURVEY OBJECTIONS") within the respective Approval Period. Buyer is deemed to object to all matters listed on SCHEDULE C of the Commitment. All monetary encumbrances other than non-delinquent ad valorem property taxes and installments of assessments not yet payable will be deemed disapproved, except for taxes which are to be paid and/or prorated at closing pursuant to this Agreement. All of the exceptions set forth on the Commitment that are approved by Buyer or which are deemed to be approved by Buyer shall constitute the "PERMITTED EXCEPTIONS." If Buyer disapproves any item on the Commitment or As-Built Survey by written notice to Seller and the Title Company during the respective Approval Period, Buyer may terminate this Agreement (in which event, if exercised, the Earnest Money immediately shall be returned to Buyer), unless Seller (without any obligation to do so) cures Buyer's objection to such item within fifteen (15) days after Seller actually receives Buyer's written notice of disapproval or, if sooner, by the Closing Date. In the event Seller elects not to cure, or for any reason fails to satisfy, any one or more of Buyer's objections pursuant to this SECTION 5, such failure shall not be an event of default by Seller, but in such event Seller shall notify Buyer in writing of such election (the "ELECTION NOTICE") and request that Buyer waive Buyer's right to terminate this Agreement due to such objection(s). Buyer shall thereafter have five (5) Business Days after receipt of the Election Notice within which to waive its termination right or to terminate this Agreement. In the event Buyer fails to respond within such five
(5) day period, Buyer will be deemed to have waived and accepted all uncured and unsatisfied Title and Survey Objections, which together with the other Permitted Exceptions described herein and all the exceptions to Title to which Buyer has not objected, shall thereafter constitute the Permitted Exceptions. Notwithstanding anything to the contrary in this Agreement, Seller shall remove from title on or before the Closing Date all monetary encumbrances, and all judgments, if any, against Seller.

          5.4. LEASES. Within five (5) Business Days after the Effective Date, Seller will provide to Buyer complete copies of all signed Leases, and will subsequently provide to Buyer additional Leases within five (5) Business Days of when each fully signed lease is received by Seller, subject, however, to the restrictions on new leases set forth in SECTION 9 below.

          5.5. REPORTS. Within five (5) Business Days after the Effective Date, Seller will provide to Buyer complete copies of all of the Environmental Reports, Geotechnical Reports, all other Intangible Property as defined above, ad valorem tax data, and all warranties and guarantees affecting any portion of the Land and Improvements, including but not limited to, HVAC and roofing warranties that is in Seller's present possession and/or control, and all other matters, information and materials set forth on the Due Diligence Checklist attached hereto as EXHIBIT "H" and made a part hereof. Seller will cooperate with Buyer, at Seller's sole expense, to permit Buyer to obtain "RELIANCE LETTERS" permitting Buyer to rely on those third-party obligations.

     6. ENGINEERING AND ENVIRONMENTAL STUDIES BY BUYER. During the Buyer's Examination Period, Buyer and its agents shall have the right, at reasonable times and upon notice to Seller as required in SECTION 7, during normal business hours to enter upon the Property and to conduct soil, environmental and/or other studies, tests, inspections, analyses and appraisals, which Buyer deems advisable at the expense of Buyer, so long as after the completion of any such studies, the Property is substantially returned to the condition existing prior to such

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer studies, (the "PROPERTY INSPECTION"). Buyer shall give Seller verbal or written notice not less than one (1) Business Day (or two (2) Business Days of any testing will be invasive (i.e., a Phase II environmental assessment)) prior to conducting any test or inspection that physically affects the Property such as soil borings or internal examination of equipment or components of improvements, if any. Buyer shall not perform any test or inspection which will permanently alter or damage the Property, and Buyer shall immediately at Buyer's sole cost and expense, restore and replace any part of the Property altered or damaged as a result of the Property Inspection to substantially the same condition as existed immediately prior to such test or inspection. Buyer shall pay in a timely fashion all fees charged by Buyer's experts and shall not permit any claims to be made against Seller or permit any liens to be created against the Property by Buyer's experts. The entry upon the Property by Buyer, Buyer's personnel and Buyer's experts shall be at their respective risks. Notwithstanding the above, Buyer shall have no responsibility or liability for any act or omission of Seller or Seller's agents, employees, contractors or tenants and/or any adverse condition or defect on or affecting the Properly not caused by Buyer or its employees, agents, contractors or subcontractors but discovered or impacted during their inspections, studies and/or investigations. Seller shall make all books, records and files relating to the Property (including, without limitation, tenant files and correspondence) available to Buyer for its review.

     7.   BUYER'S EXAMINATION PERIOD.

                7.1 LEASE AND PROPERTY INSPECTION. Buyer shall have until thirty (30) business days after the Effective Date of this Agreement ("BUYER'S INITIAL EXAMINATION PERIOD") to conduct a review of, and to determine if the following, in the Buyer's sole discretion, results in the Buyer's purchase of the Property being economically and commercially viable to Buyer: (i) the Leases; (ii) all Intangible Property as defined above; (iii) the Property Inspection; and (iv) any and all other matters relating to and aspects of the Property deemed necessary or appropriate by Buyer to be analyzed, reviewed, tested, inspected and examined. In the event that Buyer shall not have received the As-Built Survey prior to the expiration of the Buyer's Initial Examination Period, then Buyer shall have the right, by delivering notice thereof to Seller prior to the expiration of Buyer's Initial Examination Period, to extend Buyer's Initial Examination Period for an additional fifteen (15) calendar days. The period of time from the Effective Date until the expiration of Buyer's Initial Examination Period, as it may be extended as provided above, shall hereinafter be referred to as "BUYER'S EXAMINATION PERIOD". Seller acknowledges and agrees that, in consideration of Buyer's rights to conduct the Property Inspection and the review of the Leases and Intangible Property during Buyer's Examination Period, Seller has received from Buyer the sum of One Hundred and No/100 Dollars ($100.00) (the "INDEPENDENT CONTRACT CONSIDERATION") in cash. This Independent Contract Consideration is in addition to, and independent of, the Earnest Money and any other payment by Buyer to Seller. This Independent Contract Consideration is nonrefundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

                7.2 ABSOLUTE RIGHT TO TERMINATE DURING BUYER'S EXAMINATION PERIOD. The conditions set forth in this SECTION 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right at its sole discretion to waive any condition. Such waiver or waivers shall be in writing to Seller. The waiver by Buyer of any condition shall not relieve Seller of any liability or obligation with respect to any representation, warranty,

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer covenant or agreement of Seller. During the Buyer's Examination Period, Buyer will be conducting a review with respect to this Project so as to satisfy itself with respect to the condition of and other matters relating to this Project. During this time period, Buyer will have the absolute right to terminate this Agreement should the information and documents provided by Seller to Buyer or Buyer's evaluation and inspection of the Project result in Buyer's determination, in Buyer's sole and absolute discretion and for any or no reason whatsoever, that the Project is not suitable for Buyer's intended investment objectives. Neither the Seller nor the Buyer shall act or fail to act for the purpose of permitting or causing any condition to fail (except to the extent the Buyer, in its own discretion, exercises its right to disapprove any such items or matters). If Buyer fails to terminate this Agreement as provided above by delivering written notice to Seller, the Escrow Agent and Title Company on or before the expiration of Buyer's Examination Period, Buyer's inspection of the Property shall be deemed satisfactory to Buyer, and Buyer shall immediately be obligated to purchase the Property, subject to the provisions hereof. If Buyer terminates this Agreement in accordance with the right to terminate this Agreement pursuant to this SECTION 7, the Earnest Money shall be returned to Buyer, and neither party will have any further rights or obligations under this Agreement, except as otherwise provided in this Agreement.

                7.3 DISCLAIMER. THIS AGREEMENT IS MADE WITHOUT RECOURSE (EVEN AS TO THE RETURN OF THE PURCHASE PRICE), REPRESENTATION OR WARRANTY (EXCEPT AS TO THE WARRANTIES, COVENANTS AND REPRESENTATIONS EXPRESSLY MADE HEREIN, INCLUDING, WITHOUT LIMITATION THOSE SET FORTH IN SECTION 9 OF THIS AGREEMENT, AND THE SPECIAL WARRANTIES IN THE SPECIAL WARRANTY DEED) OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY AND SELLER IS TRANSFERRING THE PROPERTY COVERED HEREBY AS IS, WHERE IS, AND WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS OR WARRANTY (ALL OF WHICH SELLER HEREBY DISCLAIMS) (EXCEPT AS TO THE WARRANTIES, COVENANTS AND REPRESENTATIONS EXPRESSLY MADE HEREIN) AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, LAYOUT, FOOTAGE, PHYSICAL CONDITION, OPERATION, COMPLIANCE WITH SPECIFICATIONS, ABSENCE OF LATENT DEFECTS, OR COMPLIANCE WITH LAWS AND REGULATIONS (INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY AND THE ENVIRONMENT) OR ANY OTHER MATTER AFFECTING OR RELATED TO THE PROPERTY. BUYER HEREBY FURTHER ACKNOWLEDGES THAT (EXCEPT AS TO THE WARRANTIES, COVENANTS AND REPRESENTATIONS EXPRESSLY MADE HEREIN, INCLUDING, WITHOUT LIMITATION THOSE SET FORTH IN SECTION 9 OF THIS AGREEMENT) SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ALL REPRESENTATION AND WARRANTIES AS TO WATER, SOIL OR GEOLOGY OF THE PROPERTY AND AS TO INCOME TO BE DERIVED FROM THE PROPERTY. WITHOUT LIMITING THE FOREGOING (EXCEPT AS TO THE WARRANTIES, COVENANTS AND REPRESENTATIONS EXPRESSLY MADE HEREIN, INCLUDING, WITHOUT LIMITATION THOSE SET FORTH IN SECTION 9 OF THIS AGREEMENT), SELLER DOES NOT AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES (AS HEREINAFTER DEFINED) ON, UNDER OR ABOUT THE PROPERTY OR THE COMPLIANCE OR NONCOMPLIANCE OF THE

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

PROPERTY WITH THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONSERVATION RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL INSECTICIDE, FUNGICIDE AND RODENTICIDE ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, THE TEXAS NATURAL RESOURCES CODE, THE TEXAS WATER CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, THE TEXAS HAZARDOUS SUBSTANCES SPILL PREVENTION AND CONTROL ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL "SUPERFUND" OR "SUPERLIEN" STATUTE, OR ANY OTHER STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS SUBSTANCES (COLLECTIVELY, THE "HAZARDOUS SUBSTANCE LAWS"). FOR PURPOSES OF THIS AGREEMENT, THE TERM "HAZARDOUS SUBSTANCES" SHALL MEAN AND INCLUDE THOSE ELEMENTS OR COMPOUNDS WHICH ARE CONTAINED ON THE LIST OF HAZARDOUS SUBSTANCES ADOPTED BY THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY AND THE LIST OF TOXIC POLLUTANTS DESIGNATED BY CONGRESS OR THE ENVIRONMENTAL PROTECTION AGENCY OR UNDER ANY HAZARDOUS SUBSTANCE LAWS. BUYER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY BY BUYER. THE PURCHASE PRICE IS A NEGOTIATED PURCHASE PRICE REPRESENTING THE FACT THAT THE PROPERTY IS BEING PURCHASED BY BUYER ON AN "AS IS," "WHERE IS" AND "WITH ALL FAULTS" BASIS (SUBJECT, HOWEVER, TO THE REPRESENTATIONS, WARRANTIES AND COVENANTS EXPRESSLY MADE HEREIN AND IN THE SPECIAL WARRANTY DEED). THE EXPRESS INTENTION OF BUYER AND SELLER IS THAT BUYER SHALL PURCHASE THE PROPERTY FROM SELLER WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, FROM OR OF SELLER (OTHER THAN THE EXPRESS WARRANTIES, COVENANTS AND REPRESENTATIONS OF SELLER SET FORTH HEREIN AND OTHER THAN THE SPECIAL WARRANTIES IN THE SPECIAL WARRANTY DEED, RESPECTIVELY). BUYER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT, OR IN RELATION TO, ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY BE DEEMED TO HAVE BEEN MADE OR GIVEN, BY SELLER (OTHER THAN THE EXPRESS WARRANTIES, COVENANTS AND REPRESENTATIONS SET FORTH HEREIN AND OTHER THAN THE SPECIAL WARRANTIES IN THE SPECIAL WARRANTY DEED). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER HEREBY ASSUMES ALL RISK AND LIABILITY (AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY, EXCEPT AS OTHERWISE PROVIDED HEREIN AND EXCEPT FOR A BREACH OR VIOLATION OF ANY REPRESENTATIONS, WARRANTY OR COVENANT CONTAINED HEREIN OR IN THE SPECIAL WARRANTY DEED. BUYER ACKNOWLEDGES THAT BUYER WILL INSPECT THE PROPERTY AND WILL ACCEPT THE PROPERTY "AS IS", "WHERE IS"

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

AND "WITH ALL FAULTS" (SUBJECT, HOWEVER, TO THE REPRESENTATIONS, WARRANTIES AND COVENANTS EXPRESSLY MADE HEREIN AND IN THE SPECIAL WARRANTY DEED). SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN, AND SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY STATEMENT OR INFORMATION CONTAINED IN ANY REPORT PROVIDED PURSUANT TO THIS AGREEMENT, OR ANY OMISSION WITH RESPECT TO ANY SUCH REPORT. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL PROPERTY IS SOLD BY SELLER SUBJECT TO THE FOREGOING.

                7.4. AS IS, WHERE IS, WITH ALL FAULTS. Because Buyer has agreed, subject to the terms and provisions of SECTION 7.3 above, that Seller shall not be responsible or liable to Buyer for any defects, errors, omissions, or on account of any other conditions affecting the Property, and because Buyer is purchasing, subject to the terms and provisions of SECTION 7.3 above, the Property AS IS, WHERE IS, and WITH ALL FAULTS, Buyer hereby fully, irrevocably and unconditionally releases and discharges the Seller and, as applicable, its respective officers, directors, partners, trustees, agents, attorneys, employees and representatives (collectively, the "SELLER PARTIES") from, and Buyer hereby waives and relinquishes any claims that Buyer may ever have against the Seller Parties for, any cost, loss, liability, damage, and expense arising out of or related to any alleged representations (other than those expressly made herein, including, without limitation those set forth in SECTION 9 of this Agreement), or warranties, whether express or implied, which may have been made or given, or which may be deemed to have been given by any of the Seller Parties (Seller having specifically disclaimed having made any such representations or warranties), or any defects or other conditions affecting the Property, including, without limitation, claims arising out of the presence of Hazardous Substances on the Property or any other past, present or future physical or environmental condition of the Property. THE RELEASE AND WAIVER CONTAINED IN THIS SECTION SHALL APPLY AND BE ENFORCEABLE AS A DEFENSE AGAINST ANY CLAIMS MADE BY BUYER (OR BUYER'S SUCCESSORS AND ASSIGNS) EXCEPT AS PROVIDED IN THIS AGREEMENT, and such release and waiver shall be given full force and effect according to each of its express terms and provisions, whether the causes of action are in the nature of fraud, tort or breach of Contract, choate or inchoate, or relating to unknown and suspected claims, damages or losses. Notwithstanding the foregoing, Seller shall not be released from any fraud or bad faith or from any violation of any covenant, term or provision of this Agreement or breach of any representation or warranty contained in this Agreement.

                7.5 SURVIVAL The provisions of this SECTION 7 shall survive the closing of this transaction and shall not merge into the closing documents.

     8.   INTENTIONALLY OMITTED.

     9. SELLER'S REPRESENTATIONS AND COVENANTS. Seller hereby warrants and represents to Buyer that as of the Effective Date and at the Closing:

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

          9.1 TITLE. Seller will have good, indefeasible and insurable title to the Property and no other person or entity has any claim, right, title, interest or lien of any kind in, to or on said Property except as may otherwise be shown on the Commitment and Survey.

          9.2 AUTHORITY. Seller is authorized and empowered to enter into this Agreement and perform all of its obligations under this Agreement and all documents to be executed by Seller pursuant hereto; no consent of any third party or governmental agency is required, and this Agreement constitutes a legal, valid, and binding obligation of Seller enforceable in accordance with its terms. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are and shall be duly authorized to sign the same on Seller's behalf and to bind Seller thereto. The transaction contemplated hereby will not result in a breach of or constitute a default or permit acceleration of maturity under any indenture, mortgage, deed of trust, loan agreement or other agreement to which Seller or the Property is subject or by which Seller or the Property is bound. Neither the entering into of this Agreement nor the conveyance of the Property by Seller will constitute or result in a violation or breach by Seller of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation by Seller of any applicable law, order, rule or regulation of any governmental authority.

          9.3 LITIGATION. No litigation claims, actions, or proceedings are pending or, to the best of Seller's knowledge (without any duty of independent inquiry), are threatened against the Property or against Seller which could reasonably be expected to have an adverse affect on the Property.

          9.4 CONDEMNATION. Seller has not received any notice, nor does it have any actual knowledge (without any duty of independent inquiry) of any pending or contemplated (a) condemnation, eminent domain or similar proceeding affecting the Property or any part thereof, (b) widening, change of grade or limitation or use of streets abutting the Property, (c) special tax assessment to be levied against the Property, or (d) change in the zoning classification of the Property.

          9.5 AGREEMENTS. Except as disclosed herein or otherwise provided in writing or otherwise to Buyer hereof, Seller has entered into no agreements of sale, options to purchase, leases, lease amendments, guarantees, or right of first refusal with respect to any aspect of the Property.

          9.6 DISCLOSURE. No representation or warranty by Seller contained in this Agreement, nor any written statement or certificate furnished or to be furnished by Seller to Buyer or its representatives in connection herewith or pursuant hereto, contains or will contain any untrue statement of a material fact. There are no representations or warranties made by Seller except as specifically set forth in this Agreement.

          9.7 UTILITIES. Seller warrants that sanitary sewer, storm water, water, natural gas, electricity and telephone are available and have been connected to the Property. Any and all

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer connection and "tap-in" fees have been paid.

          9.8 PRESENT KNOWLEDGE WITHOUT INQUIRY. Seller hereby represents to Buyer that Seller has disclosed to Buyer all material facts that materially affect the present use of the Property of which Seller has current actual knowledge without any obligation for further inquiry.

          9.9 HAZARDOUS WASTE. Seller has not engaged in or permitted any dumping, discharge, release, disposal, spillage or leakage (whether legal or illegal, accidental or intentional) of Hazardous Substances, at, on, in or about the Property, or any portion thereof. There is not present upon the Property, or any portion thereof, any Hazardous Substances, or any structures, fixtures, equipment or other objects or materials containing Hazardous Substances and no tanks used for the storage of any Hazardous Substances above or below ground are present or were at any time present on or about the Property. There is no proceeding or inquiry by any state, federal or local authorities with respect to the presence of Hazardous Substances on the Property or the migration thereof from or to other property and Seller has not received any notice of any violation of the environmental laws from the said authorities.

          9.10 MATERIAL CHANGE. Seller shall promptly notify Buyer of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue, inaccurate, or misleading in any material respect, or any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that Seller's obligation to provide notice to Buyer shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement.

          9.11 REGULATORY COMPLIANCE; TAXES. The Property is now, or will be as of the Closing Date, in compliance in all material respects with all applicable zoning, land use, building, construction, subdivision and other local, state and federal laws, ordinances and regulations and with all existing covenants, conditions, restrictions and easements. Seller has paid all unemployment taxes related to any employee of Seller, if any, in connection with said employee's working on the Property.

          9.12 NO WRITTEN NOTICE OF BREACH OF GOVERNMENTAL REQUIREMENTS. Seller has received no written notice of any failure of Seller to comply with any applicable governmental laws, statutes, ordinances or requirements in respect to the use, occupation, operation, repair, maintenance and/or construction of the Property, including, but not limited to, environmental, fire, health, safety, zoning, subdivision and other land use requirements that have not been corrected to the satisfaction of the appropriate governmental authority, and Seller has received no written notice of, and has no knowledge of, any violations or investigations relating to any such governmental requirement.

          9.13 NO WRITTEN NOTICE OF BREACH OF COVENANTS. Seller has received no written notice of any default or breach by Seller under any covenants, conditions, restrictions, rights of way, any leases with the tenants or easements that may materially affect Seller in respect to the Property or may materially affect the Property or any portion thereof and to Seller's knowledge, no such default or breach now exists.

          9.14 GOVERNMENTAL CONSENTS. To the best of Seller's knowledge, there are no permits, licenses or consents required by any governmental authority in connection with the use, operation and/or occupancy of the Property except those previously obtained by Seller and delivered to Buyer, and Seller knows of no local improvement districts proposed which will affect the Property. Each of such permits,

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer licenses and covenants is in full force and effect and good standing, and neither Seller nor any agent or employee of Seller has received any notice of any intention on the part of the issuing authority to cancel, suspend or revoke any of such permits, licenses or consents.

          9.15 LATENT DEFECTS. Seller is not aware of any concealed, hidden or latent defects in the Property. To Seller's actual knowledge without any obligation for further inquiry, the interior and exterior structure of the Property are in a good state of repair, free of leaks, structural defects and mold.

          9.16 INSOLVENCY. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against Seller, nor has Seller any intention of filing or commencing any such action or proceeding. Seller has not made a general assignment for the benefit of creditors.

          9.17 LEASES; LEASE MODIFICATION. All leases require the tenant to pay all operating expenses relating to the Property on a pro rata basis, including, without limitation, ad valorem taxes, utilities, insurance, and common area maintenance charges, as those terms are more specifically set forth in the Leases. The sole agreement between Seller and the tenants is set forth in the Leases. Seller hereby agrees that it will not hereafter modify or otherwise amend or terminate the Leases, or waive or diminish any rights under the Leases, without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. Under the Leases, tenants occupy all net rentable area as set forth in EXHIBIT "F." EXHIBIT "F" attached hereto lists all Leases currently in effect with respect to the Property. The Leases have not been amended or modified in any manner, except as set forth on EXHIBIT "F" hereto. The Leases do not contain any option or right of first refusal to purchase any property demised thereby or any portion of the Property, to extend the terms thereof (except with respect to extension and renewal rights granted to the tenants pursuant to the Leases), to lease additional space, to cancel or terminate the Lease prior to the end of their terms, or any other extraordinary provisions, except as set forth on EXHIBIT "F" hereto. The Leases are in good standing and in full force and effect, and no rights or interests of the landlord thereunder have been diminished, waived or released. All of landlord's obligations under the Leases, including the obligation to finish or refinish space to the specifications provided in the Leases and/or to provide or fund any tenant improvement allowance or other concession, have been satisfied. No rent or other amounts due under the Leases have been paid more than one (1) month in prior to the date on which such rent or other amounts are due and payable under the Leases. Neither the landlord nor the tenant under the Leases is in default under the Leases. The tenants under the Leases are not entitled to any rent abatement, free rent period or other future tenant improvement allowance or concession, except as set forth on EXHIBIT "F" hereto. Except as set forth on EXHIBIT "F" hereto, there are no commissions, leasing fees or other compensation now or hereafter due or payable, or that could become due and payable, to any person, firm, corporation or other part with respect to any of the Leases, including, without limitation, the exercise by any tenant under any Lease of any right of first offer or refusal, expansion right or renewal right. Except as set forth on EXHIBIT "F" hereto, no security deposits have been paid or posted by the tenants under the Leases. All tenant security deposits are in the form of cash, and not in the form of a letter of credit, stock or any other form. Except for Seller and the tenants under the Leases, there are no persons in possession or occupancy of the Property or any part thereof, nor are there any persons who have any possessory rights in respect to the Property or any part thereof.

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

          9.18 COVENANTS. EXHIBIT "I" is a true, correct and complete copy list of all Contracts and amendments and modifications thereof relating to the Property and/or binding upon the Property owner. The Contracts have not been amended or modified, except as set forth on EXHIBIT "I" hereto. There are no defaults under any of the Contracts; and all of the Contracts are in good standing and in full force and effect. All of the Contracts are terminable without cost to Buyer on or before the Closing Date. Except for the Leases and the Contracts, there are no agreements with any third party relating to the Property or binding upon the Property owner.

          9.19 CONTRACTS, LEASES AND INTANGIBLE PROPERTY. Seller owns all of the landlord's interest in the Leases and the Property owner's interests in the Contracts and the Intangible Property. The interest of Seller in the Contracts, Leases and Intangible Property is free and clear of all encumbrances and has not been assigned to any other person, except as reflected in the Commitment.

          9.20  CONTRACTS.

     (a) Seller, at Seller's sole cost and expense, shall maintain or cause to be maintained the Property free from waste and neglect and in as good order and repair as of the date hereof and shall keep and perform or cause to be performed all obligations of the lessor under the Leases and all obligations of the Property owner or its agents under the Contracts, to and including the Closing Date or termination of this Agreement. On the Closing Date, Seller shall tender possession of the Property to Buyer in the same condition the Property was in when last inspected by Buyer, except for ordinary wear and tear, casualty loss and condemnation.

     (b) From the date of this Agreement to the Closing Date, Seller shall maintain or cause to be maintained in full force and effect liability, casualty and other insurance upon and in respect to the Property against such hazards and in such amounts as are currently maintained and as may be required under any Leases.

     (c) From the date of this Agreement to the Closing Date or earlier termination of this Agreement, Seller shall operate and manage the Property in the same manner as it has been operated and managed heretofore, provided, however, that during said period, without the prior written consent of Buyer, Seller shall not do, suffer or permit, or agree to do, any of the following: (i) enter into any transaction in respect to or affecting the Property out of the ordinary course of business; (ii) sell, encumber, create or grant any interest in the Property or any part thereof in any form or manner whatsoever, or otherwise perform or permit any act which will diminish or otherwise affect Buyer's interest under this Agreement or in or to the Property or which will prevent or adversely affect Seller's full performance of its obligations hereunder; (iii) enter into, amend, waive or diminish any rights under, or terminate or extend, any contract or agreement (including, without limitation, the Contracts) relating to the Property or any leases,

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer licenses or other occupancy agreements relating to the Property, or take any action that could affect the title to the Property; or (iv) remove from the Property any of the fixtures thereon or any of the Tangible Personal Property.

     (d) Seller shall promptly deliver to Buyer any and all notices and/or other written communications delivered to or received from (i) any tenant of the Property, (ii) any party under any of the Contracts, and (iii) any governmental authority. Seller shall deliver to Buyer prompt notice of the conduct or occurrence of any inspections of the Property by any governmental authority.

     All of Seller's representations, warranties, covenants and obligations under this SECTION 9 shall survive the Closing without restriction or limitation for two (2) years from the Closing Date.

     10.  BUYER'S REPRESENTATIONS. Buyer represents and warrants to Seller that:

                10.1 AUTHORITY. Buyer is authorized and empowered to enter into this Agreement and perform all of its obligations under this Agreement, no consent of any third party or governmental agency is required, and this Agreement constitutes a legal, valid, and binding obligation of Buyer enforceable in accordance with its terms.

                10.2 LITIGATION. There are no material claims, actions, suits, proceedings or investigations pending, or to the actual knowledge of Buyer threatened against Buyer which could reasonably be expected to materially impair the ability of Buyer to fulfill and perform its obligations under this Agreement.

     11. CLOSING. The purchase and sale of the Property shall be closed in the offices of the Title Company on a date to be agreed upon by Seller and Buyer, which date shall be on or before the forty-fifth (45th) business day after the Effective Date (the "CLOSING"). The date upon which the Closing shall occur shall be referred to in this Agreement as the "CLOSING DATE". At Closing, Seller, at Seller's expense, shall deliver to Buyer:

                11.1 DEED. A Special Warranty Deed, in form reasonably acceptable to Buyer and Seller, conveying good and indefeasible title in fee simple to the Property, free and clear of any and all liens, encumbrances, conditions, easements, assessments, restrictions, and other conditions except for the following:

                (1) Taxes for the year of Closing and for subsequent years not yet due and payable, payment of which is expressly assumed by Buyer; and

                (2) The Permitted Exceptions, (which are deemed to include, subject to Buyer's rights under SECTION 5.3 above): (i) Declaration of Protective Covenants dated August 16, 1999 by and between XXL One, Ltd., Ltd. a Texas limited partnership, and Alamo Concrete Products, Ltd., a Texas limited partnership, which is recorded in

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                     Volume 8102, Page 0993, of the Official Public Records of Real Property of Bexar County, Texas; (ii) Reciprocal Easement and Operation Agreement dated August 19, 1999 by and between XXL One, Ltd., Ltd., a Texas limited partnership, and Home Depot U.S.A., Inc., a Delaware corporation, which is recorded in Volume 8102, Page 1036, of the Official Public Records of Real Property of Bexar County, Texas; (iii) Amendment to Reciprocal Easement and Operation Agreement dated December 3, 1999, by and between XXL One, Ltd., Ltd., a Texas limited partnership, Home Depot U.S.A. Inc., a Delaware corporation, and IHOP Realty Corp., a Delaware corporation, which is recorded in Volume 2000, Page 34329, of the Official Public Records of Real Property of Bexar County, Texas; and (iv) Leases of the portions of the Property to Ross Stores Texas, L.P., Shoe Carnival, Inc., Dots, Inc., and Mattress Firm, Inc.).

          11.2 TITLE POLICY. An Owner's Title Policy issued in the face amount of the Purchase Price insuring good and indefeasible title to the Property in Buyer (or Buyer's assignee or nominee) except for the Permitted Exceptions, and all taxes for the year of Closing and subsequent years.

          11.3 NON-FOREIGN AFFIDAVIT. An Affidavit of Seller certifying that Seller is not a "FOREIGN PERSON" as defined in the Federal Foreign Investment and Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

          11.4 CERTIFICATES OF OCCUPANCY; ESTOPPEL CERTIFICATES. Copies of: (i) applicable final and unconditional Certificates of Occupancy for all four (4) units (and, if applicable, the base building) granted by the City of San Antonio that evidence the Property's conformity to applicable laws and regulations; (ii) Estoppel Certificates executed by all four (4) tenants of the Property in form and substance required under each tenant's Lease and consistent with each respective Lease, and otherwise not raising or alleging (1) any default (or the occurrence of any event that, with the giving of notice or passage of time, or both, could result in a default) on the part of the landlord or tenant under such Lease or any claims or defenses to the enforcement of such Lease by the landlord thereunder, (2) any monetary issue or dispute relating to the Lease or the premises demised thereby (including without limitation, any rent abatement, concession, free rent, allowances for improvements, refurbishment or otherwise, or other similar compensation in connection with such Lease, any setoffs, deductions or credits against rent under such Lease, or any rebate, reduction or waiver any amounts due from such tenant under such Lease), or (3) any material, non-monetary issue or dispute relating to the Lease or premises demised thereby;
(iii) a certificate of insurance from each tenant, in compliance with each tenant's respective Lease; and (iv) an estoppel certificate from the parties to any reciprocal and/or operating easement agreement, to the extent said agreement requires such parties to sign such as estoppel certificate. Seller represents that attached hereto as EXHIBIT "G" are the current provisions of the Leases governing each tenant's obligation to provide estoppel certificates.

          11.5  SPECIAL WARRANTY ASSIGNMENT OF LEASES AND BILL OF SALE OF
TANGIBLE

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

PERSONAL PROPERTY AND INTANGIBLE PROPERTY. A Special Warranty Assignment of Leases and Bill of Sale of Tangible Personal Property and Intangible Property, in a form reasonably acceptable to Buyer and Seller. Any concessions owed by Seller to any tenant (e.g. finish out allowances owed by Seller to any third party tenant on the Property, including without limitation Dots, Inc., and Mattress Firm, Inc., per those tenant's respective Leases) willCin Seller's sole discretionC either be paid to each such tenant before Closing, or credited to Buyer at Closing.

          11.6 TENANT NOTIFICATION LETTER. Tenant Notification Letters duly executed by Seller and previously approved by Buyer, and dated as of the Closing notifying Tenants that the Property has been sold to Buyer and that all of Seller's right, title and interest to the respective lease has been assigned to Buyer, and commencing immediately, all rent and other payments and notices under the respective lease are to be paid and sent to Buyer.

          11.7 The documents and materials listed on EXHIBIT "J" attached hereto and made a part hereof.

          11.8 OTHER DOCUMENTS. Such other documents and instruments as are reasonably required by Buyer or the Title Company in connection with the issuance of its Owner's Title Policy to Buyer or consummation of the transaction contemplated by this Agreement.

          11.9 CONDITIONS TO CLOSING. The obligation of Buyer to close the transaction contemplated by this Agreement is further subject to and conditioned upon, at Buyer's sole option, the satisfaction of all of the following;

          (i) All representations and warranties of Seller contained in this Agreement being true and correct at and as of the Closing Date;

          (ii)  Intentionally omitted.

          (iii) The issuance by the Title Company of the Owner's Title Policy;

          (iv) The due and timely performance, in all material respects, by the Seller of all obligations and covenants of Seller to have been performed on or prior to the Closing Date (including, without limitation, delivery of any and all documents and materials to be delivered by Seller pursuant to this SECTION 11);

          (v) That all rent and other amounts due and payable under the Leases as of the Closing Date have been paid, and the tenants under the Leases and any guarantors of any of the Leases shall not be in default of such Leases or applicable guaranties, and no tenant or guarantor shall have filed for protection under any article or provision of any state or federal bankruptcy or similar law or code; and

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

          (vi) Not less than one hundred percent (100%) of the leasable floor area of all buildings and tenant spaces located upon the Property shall be subject to Leases, with the tenants thereunder being in occupancy of their respective spaces and paying full rent under their respective Leases (which full rent shall include the payment of base rent and any and all so-called percentage rent or other rent or amounts based on a tenant's share of so-called common area maintenance expenses, real estate taxes, utilities and/or insurance premiums, costs and charges), without offset, abatement, credit or reduction.

          If any one or more of the conditions precedent set forth in this
SECTION 11.9 shall not be satisfied by the initially scheduled Closing Date (i.e., the 45th day after the Effective Date), then Buyer, at its option and by notice to Seller, may elect at any time thereafter to either terminate this Agreement, without waiver or release of any of its remedies for default by Seller under this Agreement, or to seek specific performance of this Agreement. If this Agreement is terminated pursuant to this SECTION 11.9, then the Earnest Money and any interest thereon shall forthwith be returned to Buyer, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be forthwith returned to such party.

     12. BUYER'S OBLIGATIONS AT CLOSING. At the Closing, Buyer shall deliver to Seller the following:

                12.1 PURCHASE PRICE. The Purchase Price, by wire transfer of immediately available U.S. funds.

                12.2 OTHER DOCUMENTS. Such other documents and instruments as are reasonably required by the Seller or Title Company in connection with the Closing, or in connection with the Title Company's issuance of the Owner's Title Policy to Buyer.

                To the extent not attached hereto, all documents of conveyance to be furnished by the parties pursuant hereto shall be in form, execution and substance reasonably satisfactory to Seller, Buyer and their respective counsels, and shall be finalized (as to form and substance) prior to the expiration of Buyer's Examination Period.

          13. PRORATION. The items set forth below shall be prorated and apportioned, without duplication, as of 11:59 p.m. of the day immediately preceding the Closing Date, with Seller bearing all expenses with respect to the Property and receiving the benefit of all income with respect to the Property through and including the day immediately preceding the Closing Date, and Buyer receiving the benefit of all income from the Property and being charged with all expenses with respect to the Property on and after (and including) the Closing Date. If, at Closing, Buyer is entitled to a net credit as a consequence of prorations or adjustments pursuant to this subsection, then the net credit shall be offset against the Purchase Price except as expressly provided otherwise herein. The items to be prorated and, in certain instances, the method for determining such prorations are as follows:

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

          (i) All rent and other amounts due and payable (whether or not collected) under the Leases for the calendar month in which the Closing occurs shall be prorated, on a per diem basis, as of 11:59 p.m. of the day immediately preceding the Closing Date, with Buyer receiving a credit in an amount equal to the product of (1) the per diem amount of such rent and other charges, and (2) the number of days from and including the Closing Date until the last day of the month in which Closing occurs. Except as expressly provided otherwise herein, rents and other sums in arrears will not be prorated, but will be paid to Seller by Buyer if, as and when collected by Buyer; provided, however, that Buyer shall have no affirmative obligation to collect such delinquent rent or other sums in arrears for the benefit of Seller but shall reasonably cooperate with Seller (at Seller's cost and expense) in Seller's efforts to collect such sums. In no event, however, shall Buyer or any affiliate of Buyer have any obligation to file suit or seek eviction for or on account of any such delinquent rent or other sums in arrears. The first monies received after Closing by Buyer from each tenant of the Property who is in arrears at Closing as to rent or other charges shall be applied (1) first to current rent and other charges and obligations of such tenant under the tenant's respective lease arising from and after the Closing Date, and (2) then to rent or other charges which were in arrears on the Closing Date. Buyer shall promptly remit to Seller, and Seller shall promptly remit to Buyer, all sums received after Closing from tenants under the tenant's respective lease to which the other party is entitled pursuant to the provisions hereof. Nothing contained herein shall limit Seller's right to take all legal action (except eviction or distrait) necessary against any tenants that are delinquent in the payment of any amount to which Seller has any right prior to Closing.

          (i) Percentage rent payable under each Lease for the percentage rent year, or other applicable time period, in which the Closing occurs, shall be prorated as of 11:59 p.m. of the day immediately preceding the Closing Date on a per diem basis as and when such percentage rent is collected.

          (i) Seller confirms that all of the Leases contain tenant obligations to pay for taxes, common area expenses, operating expenses, utilities, insurance premiums and costs and/or additional charges of some other nature relating to the Property and/or certain portions thereof, subject, however, to any limitations contained in the Leases (collectively, the "CAM CHARGES"). To the extent provided in each tenant's respective lease, tenants that are obligated to reimburse for CAM Charges pay one-twelfth (1/12) of an annually budgeted amount per month (each a "MONTHLY CAM REIMBURSEMENT PAYMENT") during each calendar year (except, with respect to only real estate taxes and insurance premiums, for the Lease with Ross, in which case Ross pays for its share of such real estate taxes and insurance premiums upon presentation of the bills therefor). In the month in which the Closing occurs, any of the Monthly CAM Reimbursement

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

     Payments due and payable to Seller from such tenants (whether or not collected) for CAM Charges shall be pro-rated between Seller and Buyer, on a per diem basis, with Seller providing a credit to Buyer at Closing for its share of those Monthly CAM Reimbursement Payments due and payable before Closing by Seller, based on the number of days from and including the Closing Date, to the end of the calendar month.

          (i) Not less than ten (10) days prior to the Closing Date, Seller shall (a) compare by written analysis (the "ANALYSIS") on a tenant-by-tenant basis: (1) the actual CAM Charges incurred by Seller for the period of time commencing as of the commencement date of each tenant's Lease and ending on (and including) the Closing Date (the "RECONCILIATION PERIOD"), which amount shall exclude any CAM Charges paid by Seller during the Reconciliation Period that relate to any services, goods, materials equipment or other matters provided prior to the Reconciliation Period and/or with respect to which a tenant is not obligated under its lease to pay its pro rata share (it being the understanding and agreement of Seller that Seller shall pay any and all such excluded Cam Charges prior to Closing), and (2) the actual Monthly CAM Reimbursement Payments due and payable (regardless of whether collected) to Seller from each tenant under the Leases for the Reconciliation Period, and (b) forward to Buyer for its review and approval such comparison with reasonable documentation supporting the actual CAM Charges (on a monthly basis), the Monthly CAM Reimbursement Payments, and any differences between the same (which analysis shall be deemed approved by Buyer if Seller does not receive from Buyer a detailed objection to such analysis at least three (3) days before Closing). Seller and Buyer acknowledge that real estate taxes in the jurisdiction where the Property is located are paid in arrears (i.e., real estate taxes attributable to calendar year 2003 are not due and payable until January, 2004, and real estate taxes attributable to calendar year 2004 are not due and payable until January, 2005). Accordingly, notwithstanding the foregoing, Seller acknowledges and agrees that the actual CAM Charges incurred by Seller during the Reconciliation Period for each tenant (a) shall not include any real estate taxes levied or assessed, or attributable to, calendar year 2004, and (b) shall include, subject to any limitations contained in the Leases, only a portion of calendar year 2003 taxes paid in 2004 in an amount equal to the product of (1) total 2003 real estate taxes, multiplied by (2) a fraction, the numerator of which shall be the leasable area of the applicable tenant's leased premises and the denominator of which shall be 55,066, multiplied by (3) a fraction, the numerator of which shall be the number of days during calendar year 2003 for which such tenant is obligated under its Lease to pay its pro rata share of real estate taxes attributable to the Property and the demoninator of which shall be 365. At Closing, Seller and Buyer shall sign a schedule prepared by Seller, consistent with the Analysis, that sets forth on a tenant-by-tenant basis a reconciliation based upon those actual expenses incurred by Seller and reimbursements due and payable to Seller as provided above (each a "RECONCILIATION"). If a Reconciliation with respect to

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer a tenant shows that Seller was due and payable more Monthly CAM Reimbursement Payments than CAM Charges have been incurred over the Reconciliation Period ("EXCESS CAM RECEIPTS"), then Buyer shall receive a credit against the Purchase Price in the amount of such Excess CAM Receipts, and Buyer shall at Closing assume the obligation for (under the Reconciliation) payment and thereafter be solely responsible for reimbursing any tenant for any overages for their Monthly CAM Reimbursement Payments incurred for the Reconciliation Period, and indemnify and hold Seller harmless for any such claims, subject, however, in all events to the following grammatical sentence. Additionally, if, notwithstanding the foregoing, after Buyer and the tenants of the Property have reconciled CAM Charges for the Reconciliation Period, it is determined that any such tenants are due amounts in excess of the amounts determined by Seller and Buyer as provided above, then Seller, immediately upon demand (and as long as said amounts of reconciled CAM Charges are provided under each respective Lease and are calculated pursuant to Generally Accepted Accounting Principles), shall pay such excess to Buyer. In the event that the Reconciliation schedule shows any cases where Seller has incurred a greater amount in CAM Charges than Monthly CAM Reimbursement Payments received from any tenant, then any amounts received by Buyer from the applicable tenants with respect to such overpayment by Seller shall be applied: (1) first to current rent and other charges and obligations of such tenant under the respective lease arising from and after the Closing Date, and (2) then paid to Seller.

          (i) Seller confirms that the tenant known as Mattress Firm did not commence the payment of Monthly CAM Reimbursement Payments under its Lease until January 11, 2004, and that all other tenants of the Property commenced payment of their Monthly CAM Reimbursement Payments under their respective Leases prior to January 1, 2004. At Closing, Buyer shall receive a credit against the Purchase Price in the amount of $611.51 (9,000 X $2.48 X 10/365) for real estate taxes attributable to the Mattress Firm space for the period of time commencing January 1, 2004 and ending (and including) January 10, 2004 (the "Mattress Firm Tax Proration"). Upon the issuance of the final real estate tax bill for calendar year 2004, Seller and Buyer shall jointly determine the amount of real estate taxes attributable to the Mattress First space for the period of time commencing January 1, 2004 and ending (and including) January 10, 2004, which amount shall be equal to the product of (1) the total real estate taxes levied and assessed with respect to the Property during calendar year 2004, multiplied by (2) a fraction the numerator of which shall be the leasable area of the Mattress Firm space and the denominator of which shall be 55,066, multiplied by (c) 10/365 (the "Actual Mattress Firm Taxes"). If the Mattress Firm Tax Proration exceeds the Actual Mattress Firm Taxes, then Buyer promptly shall pay such excess to Seller. If the Mattress Firm Tax Proration is less than the Actual Mattress Firm Taxes, then Seller promptly shall pay such difference to Buyer.

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

          (i) Any and all storm water charges, if any, water charges, if any, and sewer rents, if any, that are due and payable prior to the Closing shall be paid by Seller as of the Closing, and Seller shall receive a credit for any such amounts attributable to periods of time from and after the Closing Date. Storm water charges, water charges and sewer rents, if any, levied or assessed upon, or attributable to, the Property and not due and payable prior to the Closing shall be apportioned on a per diem basis, with Buyer receiving a credit at Closing for any such amounts attributable to any period of time prior to the Closing Date that have not been paid as of the Closing Date. Any apportionment of stormwater charges to be made with respect to an applicable year for which stormwater rate have not yet been fixed, shall be estimated upon one hundred percent (100%) of the most recent storm water rate relating to the Property. Any unfixed gas, electrical, water meter charges, if any, sewer rent and other utility charges in connection therewith, shall be estimated on the basis of the last meter reading to occur on or as close in time as possible to the Closing Date. Seller agrees to use its best efforts to have all such utilities meters read as of the Closing Date and the utilities transferred to Buyer.

          (i) Except as expressly set forth herein to the contrary, all special assessments applicable to the Property for any period of time prior to the Closing Date shall be prorated at Closing such that Buyer receives a credit against the Purchase Price in the amount of such special assessment applicable to the period of time prior to the Closing Date.

          (i) All alterations, installations, decorations and other tenant improvement work required to be performed prior to the Closing Date by the landlord under the Leases and all tenant improvement allowances and other concessions which the landlord under the Leases is obligated to pay to tenants of the Property prior to the Closing Date, including, without limitation, the allowances, matters and costs described on EXHIBIT "F" attached hereto, have been, or by the Closing Date will be, completed and are, or by the Closing Date will be, paid in full by Seller. At Closing, Seller shall give Buyer a credit against the Purchase Price for the aggregate amount of all alterations, installations, decorations and other tenant improvement work required to be performed by the landlord under the Leases after the Closing Date and all tenant improvement allowances and other concessions which the landlord under the Leases is obligated to pay to tenants after the Closing Date, including, without limitation, those costs described on EXHIBIT "F" attached hereto.

          (i) All leasing commissions, fees and/or other compensation due any broker or other person or party with respect to any Leases entered into prior to the Closing and due and payable on or before the Closing Date shall be paid in full by Seller prior to Closing

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

     (other than renewals or lease amendments after Closing, which are hereby excluded from this SUBSECTION (ix)).

          (i)   Payments under any Contracts which are assigned to Buyer.

          (i) The amount of all rental security deposits in effect as of the Closing Date, including all interest charges required by law or other agreement to be paid thereon, shall be paid by Seller to Buyer.

          (i) Seller represents to Buyer, and Buyer acknowledges such representation, that all taxes on the Property are paid by the respective tenants, pursuant to the terms of each tenant's respective lease, either from monthly escrow accounts or by reimbursement to the landlord upon presentation of the applicable tax bill. At or before Closing, Seller will cause all real estate ad valorem taxes levied or assessed during, or attributable to, calendar year 2003 to be paid in full. Additionally, Seller represents that all so-called "rollback" taxes, if any, relating to the Property have been paid in full, or, if not so paid, shall be paid in full prior to the Closing.

     (b) Seller and Buyer shall jointly prepare a preliminary closing statement (the "PRELIMINARY CLOSING STATEMENT") on the basis, as provided above, of the Leases, assigned Contracts, real estate taxes and other sources of income and expense for the month in which the Closing occurs (including CAM Charges), and shall deliver such Preliminary Closing Statement to the Title Company on or prior to the Closing Date. The Preliminary Closing Statement and the apportionments and/or prorations reflected therein shall be based upon actual figures to the extent available. If any of the apportionments and/or prorations cannot be calculated accurately based on actual figures on the Closing Date, then the same shall be calculated based on Seller's and Buyer's good faith estimates thereof, subject to reconciliation as hereinafter provided.

     (c) If there is an error on the Preliminary Closing Statement discovered within one (1) year after the Closing Date, or, if after the actual figures are available as to any items that were estimated on the Preliminary Closing Statement, it is determined that any actual proration or apportionment pursuant to the terms of this Agreement varies from the amount thereof reflected on the Preliminary Closing Statement, then the proration or apportionment shall be adjusted based on the actual figures within sixty (60) days after discovery of such error or determination of such actual figures, as the case may be. Seller and Buyer agree that the reproration of real estate taxes for a particular real estate tax year shall not occur until all final bills for such tax year have been issued. Upon issuance of such final tax bills, the amount of such bill for which Seller shall be responsible shall be the amount of such final tax bill, multiplied by a fraction, the numerator of which shall be the number of days during such tax year that Seller owned the Property, and the denominator of which shall be 365; and the amount of such bill for which

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

Buyer shall be responsible shall be the amount of such final tax bill, multiplied by a fraction, the numerator of which shall be the number of days during such tax year that Buyer owned the Property, and the denominator of which shall be 365. Either party owing the other party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other party.

     (d) The provisions of this SECTION 13 shall survive Closing and delivery of the Special Warranty Deed for two (2) years after the Closing Date.

     14. DEFAULT AND SPECIFIC PERFORMANCE. On the failure of Buyer to perform under this Agreement for any reason other than a Seller default hereunder or failure of a condition precedent, Seller shall be entitled, as its sole and exclusive remedy under this Agreement, at law and in equity, and as liquidated damages, to terminate this Agreement and retain all Earnest Money. In the event of Seller's default hereunder or Seller's failure to perform under this Agreement for any reason, Buyer, as its sole and exclusive remedy, shall be entitled to either: (i) terminate this Agreement and recover all amounts on deposit in the Escrow Account plus Buyer's out-of-pocket costs and expenses suffered or incurred in connection with the transaction contemplated by this Agreement; or (ii) obtain specific performance by Seller. WITHOUT LIMITING ANY OF THE PARTIES' RESPECTIVE INDEMNIFICATION OBLIGATIONS HEREUNDER, THE FOREGOING PROVISIONS OF THIS SECTION 14 SHALL BE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO BUYER FOR ANY DEFAULT HEREUNDER BY SELLER AND SHALL BE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO SELLER FOR ANY DEFAULT HEREUNDER BY BUYER. BUYER IS EXPRESSLY FORBIDDEN FROM FILING ANY LIS PENDENS AGAINST THE PROPERTY, AND BUYER ACKNOWLEDGES THAT IF BUYER FILES ANY LIS PENDENS AGAINST THE PROPERTY, THAT SUCH ACTION WILL IMMEDIATELY CAUSE IRREPARABLE HARM TO SELLER AND ALSO CONSTITUTES A DEFAULT BY BUYER UNDER THIS CONTRACT. Seller and Buyer specifically acknowledge that failure to comply with the requirements set forth in SECTION 15 is considered a condition of default and the non-defaulting party has the right (but not the obligation) to terminate this Agreement.

     15.  RELATED AGREEMENT. Intentionally omitted.

     16. FUTURE OPERATIONS. From the date of this Agreement until the Closing or earlier termination of this Agreement, Seller will promptly advise Buyer of any litigation, arbitration or administrative hearing that arises, or is threatened, concerning the Property of which Seller, without any duty of independent inquiry, has notice.

     17. REAL ESTATE COMMISSION. Seller hereby indemnifies and holds Buyer harmless from any and all real estate commissions, claims for such commissions or similar fees on this transaction arising in any manner out of any commitment or promise or agreement made by Seller. Buyer hereby indemnifies and holds Seller harmless from any and all real estate commissions, claims for such commissions or similar fees on this transaction arising in any manner out of any commitment or promise or agreement made by Buyer, except with respect to the Brokers. Notwithstanding this SECTION 17, Seller shall pay a real estate brokerage commission, pursuant to separate agreement, split between Mark Goyak and Jess Shannon (the "BROKERS").

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

     18. SURVIVAL. All terms, representations, covenants, warranties and conditions of Buyer and Seller under this Agreement shall survive, and continue in full force and effect and shall be enforceable after, the Closing.

     19. CLOSING COSTS. Notwithstanding anything to the contrary contained herein, the Closing Costs shall be paid as follows:

               BY SELLER:

                    (a) Title insurance examination and premium for the Owner's Policy of Title Insurance;

                    (b)  Preparation of Special Warranty Deed;

                    (c) One-half (2) of the escrow fee, and all of the recording fees for the Special Warranty Deed and removal of any existing encumbrances;

                    (d) The actual reasonable cost of an appraisal of the Property obtained by Buyer, not to exceed Twelve Thousand Five Hundred Dollars ($12,500.00);

                    (e) The actual reasonable cost of the "RELIANCE LETTERS" described in SECTION 5.5 of this Agreement;

                    (f)  Seller's attorney's fees;

                    (g) Costs to remove any exceptions that are not Permitted Exceptions; and

                    (h)  All State, County and local transfer/conveyance taxes.

               BY BUYER:

                    (a) Preparation of Mortgage, Deed or Trust or other applicable financing instruments, if any;

                    (b) All recording fees for all Buyer's documents other than the Special Warranty Deed;

                    (c)  One-half (2) of the escrow fee;

                    (d) Any engineering reports, environmental reports, appraisals, or other reports or studies required by Buyer;

                    (e) The As-Built Survey and the survey deletion fee and all other

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
                         amendments to the Owner Policy of Title Insurance; and

                    (f)  Buyer's attorneys' fees.

All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice in the County in which the Property is situated.

     20.  INTENTIONALLY DELETED.

     21. CONFIDENTIALITY. Buyer and its representatives shall hold in strictest confidence all data and information, including Purchase Price, obtained with respect to the Property, whether obtained before or after the execution and delivery hereof, and shall not use any data or information for purposes unrelated to this Agreement or disclose the same to others except as expressly permitted hereunder. The preceding sentence shall not be construed to prevent Buyer from disclosing to its agents, consultants, accountants, attorneys, advisors, employees and lenders such information with respect to the Property as is necessary for such agents, consultants, accountants, attorneys, advisors, employees and lenders to perform their designated tasks in connection with the acquisition, inspection, analyses and/or financing of the Property, so long as the Buyer advises such agents, consultants, accountants, attorneys, advisors, employees and lenders to keep such information confidential. However, Buyer shall not have this obligation concerning information which: (a) is published or becomes publicly available through no act of Buyer; or (b) is rightfully received from a third party; or (c) is required to be disclosed by law or a court or other binding order. In the event this Agreement is terminated or Buyer fails to perform hereunder, Buyer shall promptly return to Seller any statements, documents, schedules, exhibits, or other written information obtained from Seller in connection with this Agreement or the transactions contemplated hereby (including all information which was provided to agents, consultants, accountants, attorneys, advisors, employees and/or lenders). In the event of a breach or threatened breach by Buyer, or Buyer's agents, consultants, accountants, attorneys, advisors, employees and/or lenders of SECTION 21, Seller shall be entitled to seek injunctive relief restraining Buyer and/or its agents, consultants, accountants, attorneys, advisors, employees and lenders from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The terms of this Section 21 automatically shall expire and be null and void upon Closing.

     22. CONDEMNATION. If prior to Closing, less than five percent (5%) of the Land is condemned or taken by eminent domain by any authority (a "CONDEMNATION"), then this Agreement shall not terminate, but shall remain in full force and effect, and Seller shall assign or pay to Buyer at Closing, Seller's interest in and to any condemnation award actually received by, or to be paid to (if not received by Closing), Seller. In the event of a taking by condemnation or similar proceeding of five percent (5%) or more of the Land (or any threat thereof), or, notwithstanding the foregoing, if (i) any such Condemnation adversely affects the access, visibility, or parking of the Property or any part thereof, (ii) any portion of the building located upon the Land shall be the subject of Condemnation proceedings, (iii) as a result of and after such Condemnation proceedings, the Property will be in violation of applicable laws, including, without limitation, zoning ordinances and parking codes, (iv) any tenant under its lease has the right to terminate its lease in whole or in part, or to abate or reduce rent payable under its lease,

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
as a result of such Condemnation, or (v) such Condemnation involves the equivalent of more than Fifty Thousand Dollars ($50,000), then Seller agrees to promptly notify Buyer thereof, and either Seller or Buyer may terminate this Agreement by giving written notice thereof to the other party prior to the Closing Date. If neither party terminates the Agreement because of a Condemnation, Seller shall assign or pay to Buyer, at Closing, Seller's interest in and to any condemnation award actually received by, or to be paid to (if not paid by Closing), Seller. If, after Closing Seller shall receive any condemnation award, the Seller immediately shall pay the same to Buyer.

     23. CASUALTY LOSS. Prior to the Closing, and notwithstanding the pendency of this Agreement, the entire risk of loss or damage by fire or other casualty shall be borne and assumed by Seller, except as otherwise provided in this
SECTION 23. If, prior to the Closing, any part of the Project is damaged or destroyed by fire or other casualty, Seller shall immediately notify Buyer of such fact. If such damage or destruction is "MATERIAL", Buyer shall have the option to terminate this Agreement upon written notice to the Seller given not later than twenty (20) days after receipt of Seller's notice. For purposes hereof, "MATERIAL" shall be deemed to be any uninsured damage or destruction to the Project, and/or any damage or destruction (i) where the cost of repair or replacement is estimated to be Fifty Thousand Dollars ($50,000) or more or shall take more than ninety (90) days to repair, in Buyer's good faith judgment, or
(ii) which allows any tenant to abate or reduce its rent or any other amount payable under its lease or to terminate its lease in whole or in part; provided, however in the case of uninsured damage or destruction, Seller may, at Seller's option, elect to repair such damage and destruction and keep this Agreement in full force and effect in which event the Closing shall be extended for up to ninety (90) days for the purpose of Seller's completing the repairs (which shall be to Buyer's reasonable satisfaction). If this Agreement is so terminated, the Earnest Money and all accrued interest shall be immediately paid to Buyer and this Agreement shall be rendered null and void. If Buyer does not exercise this option to terminate this Agreement, Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, all insurance proceeds payable to it with respect to such destruction (which shall then be repaired or not at Buyer's option and cost), and Seller shall pay over to Buyer an amount equal to the deductible amount and any required co-insurance payment with respect to the insurance and the parties shall proceed to the Closing pursuant to the terms hereof without modification of the terms of this Agreement and without any reduction in the Purchase Price. If the damage is not material, Seller shall repair such damage, at its expense, and the parties shall proceed to the Closing pursuant to the terms hereof without modification of the terms of this Agreement and without any reduction in the Purchase Price, but the Closing shall be extended up to ninety (90) days for the purpose of Seller completing the repairs (which shall be to Buyer's reasonable satisfaction). If Buyer does not elect to terminate this Agreement by reason of any casualty, Buyer shall have the right to participate in any adjustment of the insurance claim.

     24. ENTIRE AGREEMENT. This written Agreement constitutes the entire and complete agreement between the parties hereto. It is expressly understood that there are no verbal understandings or agreements which may change the terms, covenants and conditions herein set forth, and that no modification of this Agreement and no waiver of any of the terms and conditions shall be effective unless made in writing and duly executed by the Seller and Buyer.

     25. BINDING EFFECT. All covenants, agreements, representations, warranties and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
and their respective successors and assigns.

     26. CONTROLLING LAW; VENUE. This Agreement has been made and entered into under the laws of the State of Texas, and said laws shall control the interpretation thereof. Venue under this Agreement is San Antonio, Bexar County, Texas.

     27.  INTENTIONALLY DELETED.

     28. TIME. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday. "BUSINESS DAY" means any day that falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas.

  29.  INDEMNIFICATION.

          29.01 INDEMNIFICATION OF SELLER. After Closing, Buyer agrees to indemnify and hold harmless Seller from and against any and all claims, liabilities, causes of action, damages and expenses which are caused by or arise out of (a) any breach or default in the performance by Buyer of any covenant or agreement contained in this Agreement, or (b) which first accrue or arise after the Closing and are caused by (i) any breach or default in the performance by Buyer of any covenant or term or provision to be performed by Buyer as landlord under any of the Leases first accruing or arising after Closing, or (ii) any breach or default in the performance by Buyer of any covenant or term or provision to be performed by Seller under any service contract which Buyer agrees to assume in writing, together with any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing, or (iii) arise out of any material inaccurate representation of Buyer made herein, or the material breach of any warranty, covenant or agreement of Buyer made pursuant hereto.

          29.02 INDEMNIFICATION OF BUYER. After Closing, Seller agrees to indemnify and hold harmless Buyer from and against any and all claims, liabilities, causes of action, damages and expenses which are caused by or arise out of (a) any breach or default in the performance by Seller of any covenant or agreement contained in this Agreement, or (b) which accrue or arise after the Closing and are caused by (i) any breach or default in the performance by Seller of any covenant or term or provision to be performed by Seller as landlord under any of the Leases prior to Closing, or (ii) any breach or default in the performance by Seller of any covenant or term or provision to be performed by Seller under any service contract prior to Closing whether or not assumed by Buyer, together with any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing, or (iii) any leasing brokerage fee or commission that is, or becomes, payable as a result of any Lease, or renewal of said Lease; (iii) arise out of any material inaccurate representation of Seller made herein, or the material breach of any warranty, covenant or agreement of Seller made pursuant hereto.

     30. ASSIGNMENT. Buyer shall have the right to assign its rights and obligations under

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
this Agreement, by giving prior written notice to Seller, to any entity owned or controlled by Buyer, Inland Retail Real Estate Trust, Inc., or Inland Retail Real Estate Limited Partnership, provided such assignee expressly assumes each and every obligation of Buyer hereunder. Buyer shall have the right to assign its rights and obligations under this Agreement to a non-controlled or non-owned entity or individual(s), but only with the express written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed, provided such assignee expressly assumes each and every obligation of Buyer hereunder. Seller may not assign this Agreement without Buyer's consent.

     31. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be sent by either facsimile with confirmed receipt and forwarded on the date of transmission by another means of delivery, or mailed by certified or registered mail, postage prepaid, or overnight carrier, addressed or faxed as follows:

SELLER:

XXL ONE, LTD., a Texas limited partnership
c/o Development Strategies Texas, Inc.
Attention: Mr. David W. Monnich
President
P.O. Box 460481
San Antonio, Texas 78246-0481
Telephone: (210) 524-9922
Facsimile: (210) 524-9912
Email: dwm49@swbell.net

With a Copy To:

Egger Law Firm, P.L.L.C.
Attention: William C. Egger Jr., Esq.
Parkside, Suite 290
3737 Broadway
San Antonio, Texas 78209
Telephone: (210) 226-9990
Facsimile: (210) 212-2220
Email: egger@lawsanantonio.com

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

BUYER:

Inland Real Estate Acquisitions, Inc.
1955 Lake Park Drive
Suite 300
Smyrna, Georgia 30080
Attn: Jason Lazarus
Telephone: (678) 996-2131
Facsimile: (678) 996-2140


With a copy to:

The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: Michael J. Moran
Telephone: (630) 645-2085
Facsimile: (630) 218-4900


With a copy To:

Mr. Mark Goyak
Investment Division
Coldwell Banker Commercial
Bob Bernhardt Associates
108 East Mill Plain Boulevard
Vancouver, Washington 98660
Telephone: (360) 699-4494
FACSIMILE: (208) 247-8689
Email: markg@cbnorthwest.com

or in each case to such other address or facsimile numbers as either party may from time to time designate by giving notice in writing to the other party. All notices shall be deemed delivered and received (a) two (2) business days after deposit in the mail if sent by certified mail, (b) one (1) business day after deposit if sent by overnight carrier, or (c) on the date of transmission if sent by facsimile.

     32. FIRPTA WITHHOLDING TAX. Seller represents and warrants that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Internal Revenue Code and regulations issued thereunder, and Seller agrees to execute, acknowledge and deliver to Buyer at Closing a certification of non-foreign status and any form as may be required by the Internal Revenue Code of the regulations issued thereunder.

     33. COUNTERPARTS; SIGNATURES. This Agreement may be executed in as many counterparts as may be required and it shall be sufficient that signature of each party appear on one or more

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
of such counterparts. All counterparts shall collectively constitute a single agreement. A facsimile signature shall have the same force and effect as an original signature.

     34. TAX FREE EXCHANGE. The parties shall have the right to consummate the transaction contemplated by this Agreement in whole or in part as a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code, provided that
(i) the other party will not be required to incur any costs as a result of such like-kind exchange, (ii) the Closing Date shall not be adjourned by reason thereof, and (iii) the other party will incur no expense, liability or obligation, in connection with said structuring, other than acknowledging and consenting to exchanging party's assignment in connection with such exchange. In the event either party so elects to do so, the other agrees that; (a) the first party may assign its rights under this agreement to a qualified intermediary as defined in the U.S. Treasury regulations promulgated under Section 1031 of the Internal Revenue Code; (b) such Intermediary shall acknowledge such assignment prior to the closing of the transaction contemplated by this Agreement; and (c) notwithstanding such assignment, neither party shall be required to hold title to any other real property nor be subjected to any liability with respect to such exchange. Any such assignment by either party shall have no effect on either party's obligations under this Agreement. Seller and Buyer acknowledge that if the Property is identified by either party as "RELINQUISHED PROPERTY", that it is the desire and intention of that party to exchange the Property for property of a "LIKE KIND" in an exchange qualifying as a deferred tax-free exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, in effect as of the Effective Date. The parties agree to use reasonable efforts to cooperate with each other in attempting to implement such exchange.

     35. BUYER'S ACKNOWLEDGMENT. Buyer acknowledges that Seller has advised Buyer to seek the advice of independent counsel and Buyer has had the opportunity to do so before signing this Agreement.

     36. NO MEMORANDUM. Seller and Buyer hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof nor any lis pendens, or any other similar document shall be recorded of public record in Bexar County, Texas, or any other county in Texas. Should Buyer ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any lis pendens, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Buyer hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the proper place for said filing.

     37. MUTUAL WAIVER OF CERTAIN TYPES OF DAMAGES. Buyer and Seller agree to and do hereby waive and relinquish any and all rights to assert, claim or be awarded consequential, exemplary or punitive damages against any other party hereto or any of such party's officers, directors, partners, trustees, agents, employees or representatives in connection with any cause of action arising out of this Agreement or the Property.

     38. WAIVER OF CONSUMER RIGHTS. Buyer and Seller have knowledge and experience in financial and business matters that enable them to evaluate the merit and risks of the transaction contemplated hereby. Buyer and Seller are not in disparate bargaining positions vis-a-vis one

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]
another and, with respect to any matters pertaining to this Agreement and the transaction contemplated hereby, BUYER, AND SELLER HEREBY WAIVE, TO THE
MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS, BENEFITS AND REMEDIES
UNDER THE TEXAS DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT SET FORTH IN
SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT
GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. THE FOREGOING WAIVER HAS BEEN MADE AND CONSENTED TO VOLUNTARILY BY BUYER AND SELLER AFTER THEIR CONSULTATION WITH ATTORNEYS OF THEIR OWN SELECTION.

     39. FURTHER ASSURANCES. Seller and Buyer each agree to do, execute, acknowledge and deliver all such further reasonable acts, instruments and assurances and to take all such further reasonable action before or after the Closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.

     40. NO THIRD PARTY BENEFITS. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party are intended to or shall have any rights hereunder.

     41. SEVERABILITY. If any provision or provisions in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Seller and Buyer that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Buyer and Seller under the remainder of this Agreement shall continue in full force and effect.

     42. LITIGATION. In the event of litigation between the parties with respect to the Property, this Agreement, the performance of their respective obligations hereunder and/or the effect of a termination under this Agreement, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including, but not limited to, court costs and reasonable attorney's fees.

     43.  INTERPRETATION.

          (a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof.

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

          (b) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms shall refer to this Agreement, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement.

          (c) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa.

          (d) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          (e) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

          (f) This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement has been prepared primarily by counsel for one of the parties hereto, it being recognized that both Seller and Buyer (and their respective counsels) have contributed substantially and materially to the preparation of this Agreement.

     EXECUTED by Buyer this 19th day of February, 2004, in multiple counterparts, each of which shall have the force and effect of an original.

SELLER:

XXL ONE, LTD., A TEXAS LIMITED PARTNERSHIP

BY:  DEVELOPMENT STRATEGIES TEXAS, INC.
     a Texas corporation, its General Partner

By:  /s/ David W. Monnich
     --------------------------------------
       David W. Monrich
        President

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:  /s/ Jason A. Lazarus
     --------------------------------
     Name:  Jason A. Lazarus
           --------------------------
     Title: Authorized Agent
           --------------------------

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

LIST OF EXHIBITS

Exhibit "A"-   LAND DESCRIPTION
Exhibit "B"-   INTENTIONALLY OMITTED
Exhibit "C"-   IMPROVEMENTS - PLANS & SPECIFICATIONS
Exhibit "D"-   TANGIBLE PERSONAL PROPERTY
Exhibit "E"-   INTANGIBLE PROPERTY
Exhibit "F"-   LEASES AND LEASE RELATED INFORMATION
Exhibit "G"-   LEASE ESTOPPEL CERTIFICATE PROVISIONS
Exhibit "H"-   DUE DILIGENCE CHECKLIST
Exhibit "I" -  CONTRACTS
Exhibit "J" -  LIST OF ADDITIONAL CLOSING DOCUMENTS

Purchase and Sale Agreement
XXL One, Ltd., as Seller
Inland Real Estate Acquisitions, Inc., as Buyer

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF THE LAND


                                 [SEE ATTACHED]

Purchase and Sale Agreement
XXL One, Ltd, as Seller
Inland Real Estate Acquisitions, Inc., as Buyer                  /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                                                       EXHIBIT A

                                LEGAL DESCRIPTION

LOT 2, BLOCK 1, NEW CITY BLOCK 17550, ALISON'S CORNER SUBDIVISION, IN THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 9544, PAGE 111, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS

XXL ONE, DEV, STRAT SWMIL PHASE 2                                /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                   EXHIBIT B

                            [INTENTIONALLY DELETED]


                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                    EXHIBIT C

                                  IMPROVEMENTS


                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                                                       EXHIBIT C

IMPROVEMENTS

INCLUDING ALL IMPROVEMENTS CONSISTING OF APPROX. 55,066 SQ.FT. RETAIL BUILDING CONSTRUCTED OUT OF CONCRETE TILT WALL WITH THE DESIGNATED ROOF SYSTEM AND INCLUDING ALL REQUIRED UTILITY SERVICES REQUIRED TO SERVICE THE NEEDS OF THE RETAIL TENANTS IN PLACE LOCATED AT 2720 SWMILITARY DRIVE, SAN ANTONIO TEXAS 78224 ON APPROX. 4.802 ACRES (209,159 SQ.FT.) OF LAND ALSO KNOWN AS LOT TWO, BLOCK 1, NCB 17550 CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS

XXL ONE, DEV, STRAT SWMIL PHASE 2                                /s/ [ILLEGIBLE]

                                                                 /s/ JL

                                   EXHIBIT D

                           TANGIBLE PERSONAL PROPERTY


                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                    EXHIBIT E

                               INTANGIBLE PROPERTY

1. All licenses, registrations, certificates, permits, approvals and other governmental authorizations relating to the construction, operation, use or occupancy of the Property and the buildings and other improvements located thereon, or any portion thereof.

2. All of Assignor's right, title and interest in and to all logos, designs, trade names, trademarks, service marks, copyrights and other intangible personal property relating to the Property, including, without limitation the name Alison's Corner, and any other name or names by which the Property is referred or known;

3. All of Assignor's right, title and interest in and to all warranties and guarantees, if any, relating to the personal property located on the Property or in the buildings and other improvements located thereon; and

4. All of Assignor's right, title and interest in and to all as-built plans and specifications, construction drawings, and engineering plans and studies relating to the Property.

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                    EXHIBIT F

                      LEASES AND LEASE RELATED INFORMATION


                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

   02/17/2004 Lease status           Updated                 EXHIBIT F

2720 SWMILITARY Allison's Corner Phase 2; Lot2, Block 1, NCB 17550 San Antonio, Bexar County, Texas 78224

TENANTS / RENT RATES

                          GROSS RENT   RENT/SQ.FT.  SQ.FT.  PRIMARY TERM(YR.'S)    EXPECTED TI          EXTENSIONS
Ross, # 109              $ 300,660.00   $  10.00     30066        10            $25; work by LL  5 five year extensions

Shoe Carnival, #107      $ 156,000.00   $  13.00     12000        10            $25; work by LL  2 five yr extensions

Dots, #104               $  67,000.00   $  16.75      4000         5            $         23.00  3 five yr extensions

Mattress Firm, # 101     $ 108,000.00   $  12.00      9000         5            $         22.22  2 five yr extensions
-----------------------------------------------------------------------------------------------
                         $ 631,660.00                55066
Monthly                  $  52,638.33

                                          RATE PER EXTENSION
Ross, # 109              1st 5 - $10.75, 2nd 5 - $11.25, 3rd 5 - $11.75, 4rth 5 - $12.25, 5th 5 - $12.75

Shoe Carnival, #107      1st 5 - $14, 2nd 5 - $15

Dots, #104               1st 5 - $17.25, 2nd 5 - $17.75, 3rd 5 - $18.25

Mattress Firm, # 101     1st 5 - $13.20, 2nd 5 - $14.52
-----------------------

Monthly

RENTAL COMMENCEMENT ANALYSIS - ACTUAL BASED ON STATUS AS OF TODAY

                        PLAN DELIVERY                SCOPE OF WORK  BLDG. DELIVERY    ACTUAL RENT COMMENCEMENT        ADMIN. FEE
                        --------------------------------------------------------------------------------------------------------
Ross, # 109             NA                           Prototype      June 9, 2003      9/7/03                            5.00%

Shoe Carnival, #107     Dec. 31, 2002                Prototype      June 16, 2003     09/01/2003                       10.00%

Dots, #104              30 days after lease signing  Shell          June 9, 2003      9/11/2003                   no stipulation

Mattress Firm, # 101    NA                           Shell          Nov. 11, 2003     01/10/2004                       10.00%

                        CAM STOP                                           INSUR..
                        ----------------------------------------------------------------------
Ross, # 109             ncreases over 3% must be justifie               paid annual/
                                                                   right to self insure
Shoe Carnival, #107     none                                               monthly

Dots, #104              an not increase more than 5%/y                     monthly

Mattress Firm, # 101    an not increase more than 6%/y                     monthly

                                                AD VALOREM
                        --------------------------------------------------------------------
Ross, # 109                                       paid annual

Shoe Carnival, #107                                 monthly

Dots, #104                           monthly/can not increase more than 25% /yr
                        after first full year of valuation after completion of construction
Mattress Firm, # 101                                monthly

Loan Closing                           01/17/2003
Construction Start                     01/23/2003
Ross Notice Sent                       01/27/2003 Delivery Changed to 6/9/03
Ross open for Business                 06/19/2003
Shoe Carnival Open for Business        07/03/2003
Dots Open for Business                 09/11/2003
Mattress Firm Delivery                 11/11/2003

                                                                 /s/ [ILLEGIBLE]

                                                                 /s/ JL

                                   EXHIBIT G

                     LEASE ESTOPPEL CERTIFICATE PROVISIONS

                                 [SEE ATTACHED]


                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                    EXHIBIT G

       13.1.2. FUTURE LOANS. Tenant shall, within twenty (20) business days after Tenant's receipt of Landlord's request, subordinate this Lease in the future to any first mortgage or deed of trust placed by Landlord upon the Store, Landlord's Parcel or the Building, with an insurance company, bank or any other lender which customarily provides financing for shopping centers, provided that such lender executes a Non-Disturbance Agreement substantially in the form set forth in EXHIBIT F.

13.2.  ESTOPPEL CERTIFICATES.

       Within twenty (20) business days after the last to occur of (a) receipt of request therefor, and (b) receipt by Landlord or Tenant (as the case may be) of the fee described in Section 13.3 below, either party shall deliver to the other a written statement acknowledging (i) the Commencement Date and termination date of this Lease, (ii) that this Lease is in full force and effect (if true), (iii) that this Lease has not been modified (or if it has, stating the dates of such modifications), and (iv) any such other pertinent information which is customary to supply to such a requesting party for purposes of financing or sale (in the case of Landlord's request) or financing, assignment or sublease, or sale (in the case of Tenant's request). Landlord may exercise its right hereunder only in connection with a proposed sale, financing or refinancing of Landlord's Parcel, and Tenant may exercise its right hereunder only in connection with a proposed assignment or subletting of the Store, or a financing of its furniture, fixtures, equipment or personal property.

13.3.  PROCESSING FEES FOR NON-DISTURBANCE AGREEMENTS AND ESTOPPEL CERTIFICATES.

       At the time of the third request for a Non-Disturbance Agreement under
Section 13.1.2 or the third request for an Estoppel Certificate under Section 13.2, the requesting party shall pay to the other, to defray the expenses of processing, the sum of Seven Hundred Fifty Dollars ($750) for each such Non-Disturbance Agreement or Estoppel Certificate, which sum shall be increased from time to time in direct proportion to increases in Minimum Rent over the amount of Minimum Rent as of the Commencement Date.

                               14. INDEMNIFICATION

14.1.  TENANT INDEMNITY.

       Tenant agrees to hold Landlord harmless from and indemnify and defend Landlord against any and all injury, loss, damage, liability (or any claims related to the foregoing), costs or expenses (including, without limitation, attorneys' fees, reasonable investigation and discovery costs), of whatever nature, to any person or property caused or claimed to be caused by or resulting from any occurrence within the Store on and after the Delivery Date and during the Term, provided nothing contained herein shall require Tenant to indemnify Landlord against matters resulting from the negligence or willful acts or omissions of Landlord or Landlord's employees, agents, Invitees or contractors, except to the extent Tenant has waived a claim against Landlord pursuant to
Section 9.4 hereof.

14.2.  LANDLORD INDEMNITY.

       Landlord agrees to hold Tenant harmless from and indemnify and defend Tenant against any and all injury, loss, damage, liability (or any claims related to the foregoing), costs or expenses

Alison's Corner Shopping Center                                         11/11/02
San Antonio, Texas
Project No. T022569
6061.490/258559.4                                                /s/ [ILLEGIBLE]

                                                                 /s/ JL

                            Landlord shall have the right, in Landlord's sole discretion, to add additional buildings to the Shopping Center (so long as no additional building diminishes the visibility of the Demised Premises from Southwest Military Drive), and the references to the Shopping Center contained herein shall refer to the completed portions of the Shopping Center as they exist from time to time.

                     (g) Lease Term: Commencing the earlier of sixty (60) days after completion of Landlord's Work as described in EXHIBIT "B" (which is attached hereto, and is incorporated herein by reference for all purposes as if copied at length) and delivery of the Demised Premises by Landlord to Tenant ("COMMENCEMENT DATE"). Landlord will complete Landlord's Work and deliver the Demised Premises to Tenant on or before November 1, 2003. If Landlord delivers the Demised Premise to Tenant after November 1, 2003, Tenant shall accrue two (2) days of free Minimum Guaranteed Rental for each such day after November 1, 2003, until Landlord delivers the Demised Premises to Tenant. All such accrued Minimum Guaranteed Rental shall be applied towards the last payment(s) of the Lease Term. If the Demised Premises are not delivered to Tenant by December 1, 2003, the Tenant may terminate this Lease if Tenant provides written notice to Landlord before December 8, 2003, of such election; otherwise, Tenant is deemed to accept delivery of the Demised Premises whenever delivered by Landlord, with no free Minimum Guaranteed Rental for any day after November 30, 2003. The Lease Term shall continue for a primary term of five (5) years; provided that if the Commencement Date is a date other than the first day of a calendar month, the Lease Term shall be for said number of years and months in addition to the remainder of the calendar month following the Commencement Date. Tenant, at the request of the Landlord, shall execute and deliver a short form of lease and/or estoppel letter specifying the date of commencement and expiration of the Lease Term within thirty (30) days after the Lease Term commences, identical to the Declaration of Lease Term as shown on EXHIBIT "C" (which is attached hereto, and is incorporated herein by reference for all purposes as if copied at length).

                     (h) Minimum Guaranteed Rental: as shown on EXHIBIT "D" (which is attached hereto, and is incorporated herein by reference for all purposes as if copied at length), payable in advance.

                     (j) Estimated Annual Common Area Maintenance Costs payment Ninety-Five Cents ($0.95) per square foot of Total Floor Area in the Shopping Center, payable in advance for the first year.

                     (k) Estimated Annual Tax Payment: Two and 48/100 Dollars ($ 2.48) per square foot of Total Floor Area in the Shopping Center for the first year.

                     (l) Estimated Annual Insurance Payment: Twenty-Five Cents ($0.25) per square foot of Total Floor Area in the Shopping Center for the first year.

Shopping Center Lease (Alison's Corner Lot Two)
Mattress Firm, Inc. Shopping Center Lease

                                                                 /s/ JL

                                    EXHIBIT C
                             TENANT ESTOPPEL Letter

       DATE:________________, ________

       LEASE:

                Landlord:   _______________________________________
                Tenant:     _______________________________________
                Premises:   ____________________, Suite ___________
                            San Antonio, Texas ____________________

       ADDRESSEE:           _______________________________________(LENDER)

       TENANT CERTIFIES TO ADDRESSEE THAT -

                     1. Tenant has accepted and is in possession of the premises.

                     2. All required improvements have been completed to the satisfaction of the Tenant.

                     3. Neither Landlord nor Tenant is in default in the performance of the lease.

                     4. No rent under the lease has been paid more than thirty
                     (30) days in advance of its due date.

                     5. Tenant, as of this date, has no claim of offset against the rent.

                     6. The current monthly base rent is __________________. The next payment is due __________________, ________.

                     7. The lease space was delivered to the Tenant on _________________, _______ and the lease commences/ed on _______________________, __________ and expires on
                     ___________________, _________.

                     8. There is/are_______(_) option(s) to renew the lease for five (5) year terms.

                     9. The lease is valid, enforceable, and unmodified except as shown on the copy of the Lease (and all amendments) attached to this Certificate as Exhibit "A".

TENANT:
________________________

By:_____________________

________________________
________________________
________________________

Please sign and return original to:
_________________________
c/o David W. Monnich, President
Development Strategies, Inc.
P.O.Box 460481
San Antonio, Texas 78246
(210) 524-9922
(210) 524-9912fax

                                                                 /s/ JL
bankrupt or discharged of its debts; or (iii) Tenant shall fail to keep, observe or perform any of the other terms, covenants, and conditions herein to be kept, observed and performed by Tenant for more than thirty (30) days after written notice shall have been given to Tenant specifying the nature of such other default, or if such other default so specified shall be of such nature that the same cannot be reasonably cured or remedied within said thirty (30) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such thirty (30) day period and shall not thereafter continuously and diligently proceed therewith to cure of that default within a period not to exceed ninety (90) days, then and in any one or more of such events (herein referred to as an "Event of Default") Landlord shall have the rights and remedies as hereinafter set forth.

       14.02. REMEDIES. Upon the occurrence and continuance of an Event of Default, Landlord, without further notice to Tenant may do any one or more of the following: (a) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord together with interest thereon at the prime rate quoted in the Wall Street Journal plus two percent (2%) per annum from the date of such expenditure, shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand; (b) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and may reenter the Leased Premises, by summary proceedings or otherwise, and may remove Tenant and all other persons and property from the Leased Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without Landlord becoming liable for any loss or damage occasioned thereby; (c) exercise any other legal or equitable right or remedy which it may have.

       14.03. DAMAGES. In the event Landlord exercises any of its remedies herein, including termination of this Lease and/or reentry into the Leased Premises, Tenant shall nevertheless remain liable to Landlord for any rental and damages which may be due to Landlord or sustained by Landlord prior to or subsequent to the exercise of said remedies. Tenant shall also be liable for all reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder. Tenant shall continue to pay all rent and additional charges as the same become due under the terms of this Lease until such time, if any, as Landlord relets same and the Leased Premises are occupied by such successor, it being understood that Landlord shall have an obligation to mitigate Landlord's damages by reletting the Leased Premises. Upon reletting, any sums received from such new lessee by Landlord shall be applied first to payment of reasonable costs incident to reletting; any excess shall then be applied to any indebtedness to Landlord from Tenant other than for Base Rent and Additional Rent; and any excess shall then be applied to the payment of Base Rent and Additional Rent due and unpaid.

       Notwithstanding the default of the Tenant or any provision of this Lease to the contrary, Tenant shall not be bound by any provision intended to accelerate the due dates for any rent or other charges or which in any manner provides that the rent and other charges (or the present value thereof), reserved by the Landlord for the entire Lease Term shall become immediately due and payable prior to the date said rent or other charges would have otherwise become due and payable.

                                   ARTICLE XV

                                 MISCELLANEOUS

       15.01. CONSENT. Unless otherwise specifically provided in this Lease, whenever the consent of either party is required, same shall not be unreasonably withheld or delayed, unless otherwise specifically provided herein.

       15.02. QUIET ENJOYMENT AND NON-DISTURBANCE. In addition to the other covenants set forth in this Lease, Landlord hereby covenants and agrees that it is well seized of fee simple title to the Leased Premises and the Shopping Center and has full power and authority to execute and deliver this Lease, and that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Leased Premises and of the rights granted hereunder without any hindrance or disturbance from any person claiming through Landlord, its successors, or any other person, persons or entities.

Shoe Carnival Lease
Alison's Corner Shopping Center
San Antonio, TX
8/30/02                                                          /s/ JL

       15.03. ATTORNEY'S FEES. In the event either party is required to employ the services of an attorney to judicially enforce its rights under this Lease, the losing party shall reimburse the prevailing party for the prevailing party's reasonable attorney fees and other costs incurred.

       15.04. ESTOPPEL CERTIFICATE. Tenant shall, within thirty (30) days after receipt of written request from Landlord, or Landlord's lender, from time to time, execute and deliver a certificate certifying as follows:

                A) this Lease is unmodified and in full force and effect or, if there has been any modification, that the same is in full force and effect as modified, and stating such modification;

                B)     the date of commencement of the Term of this Lease;

                C) that all Rent is paid currently without any offset or defense thereto;

                D) the date to which the Rent payable hereunder by Tenant has been paid and the amount of all such Rent, if any, paid in advance; and

                E) whether or not there is then existing any claim of Landlord's default hereunder and if so, specifying the nature thereof.

       Landlord and Tenant agree that, upon request of the other and to the extent it is correct, each will execute a certificate for the other with respect to the status of this Lease setting forth that it is in full force and effect and has not been altered, modified or amended (or specifying the nature of same); that there are no defaults of the other party known to the party so certifying (or specifying the nature of any known defaults); and stating the date to which rental has been paid.

       This Lease shall be subject, subordinate and inferior to any mortgage that may be placed on the Leased Premises or the Shopping Center. Tenant shall, upon demand, execute any instrument reasonably necessary to effect the foregoing provisions and such other instruments or certificates as reasonably may be requested by any mortgagee or Landlord. At the request of Tenant, Landlord will procure from the mortgagee under any such mortgage and deliver to Tenant an agreement providing, in substance, that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy will not be disturbed, or its rights hereunder affected by any such mortgage, and in the event of the foreclosure or any other enforcement of any such mortgage, the rights of Tenant hereunder shall expressly survive and this Lease shall continue in full force and effect.

       15.05. INSPECTION. Landlord shall have the right, upon reasonable notice except in the event of an emergency, to enter the Leased Premises for purposes of inspection and/or making repairs required to be made by Landlord. In such event Landlord will coordinate any such entry with Tenant so as not to interfere with Tenant's business operations.

       15.06. FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any other reason of a like nature not the fault of the party delayed in performing work or doing any act required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act, including the payment of Base Rent, Additional Rent or any other payments required by the terms of this Lease, shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, Tenant shall not be excused from the payment of Base Rent. Percentage Rent and Additional Rent if force majeure occurs after Tenant initially opens for business.

       Notwithstanding the foregoing, either parties right to claim the benefit of Force Majeure shall be conditioned upon said party giving the other party written notice of its intent to claim that a delay or hindrance is caused by a condition of Force Majeure, within seven (7) days after said party becomes aware of such condition. In the event a party fails to give such notice, it shall

Shoe Carnival Lease
Alison's Corner Shopping Center
San Antonio, TX
8/30/02

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                  ARTICLE XXIV
                              ENVIRONMENTAL MATTERS

       Section 24.1 LANDLORD'S REPRESENTATIONS. Landlord represents that, to Landlord's actual knowledge, without any duty of additional inquiry, no leak, spill, release, generation, discharge, emission or disposal of hazardous or toxic substances has occurred on the Shopping Center or the Premises prior to the date of this Lease and that the Shopping Center and the Premises, including, without limitation, the soil, groundwater, and soil vapor on or under the Shopping Center or the Premises are free of all toxic or hazardous substances.

       Section 24.2 MUTUAL REPRESENTATIONS. Each party ("First Party") represents and warrants to the other that any handling, transportation, storage, treatment or usage of hazardous or toxic substances that will occur on the Shopping Center or the Premises after the date of this Lease by reason of any act of First Party or its agents or employees after delivery to Tenant of occupancy of the Premises, will be in compliance with all applicable laws, regulations and ordinances.

       Section 24.3 INDEMNITY. Each party ("First Party") agrees to indemnify, defend (with counsel approved by the other party ["Second Party"]) and hold Second Party and its shareholders, directors, officers, employees and agents harmless from any claims, judgments, losses, damages, penalties, fines, liabilities (including sums paid in settlement of claims) or costs, including attorneys' fees, consultant fees, and expert fees (consultants and experts to be approved by Second Party), which arise from and after the date of this Lease in connection with (a) the breach by First Party of its respective representations contained in Sections 24.1 or 24.2 or (b) the presence on the Shopping Center or Premises of hazardous or toxic substances by reason of the act or neglect of First Party. Without limiting the generality of the foregoing, the indemnification provided by this Section 24.3 shall cover all damages and reasonable costs incurred by Second Party in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any governmental agency or political subdivision because of the presence or suspected presence of toxic or hazardous substances in the soil, groundwater or soil vapor on or under the Shopping Center or the Premises, unless the toxic or hazardous substances are present solely as a result of the negligence or willful misconduct of Second Party.

       Each party's obligation in this Section 24.3 to Indemnify the other shall survive the termination of this Lease.

       Section 24.4 TERMINATION. If Tenant is not reasonably able to conduct any portion of its business from the Premises for more than ninety (90) days because of the existence of a toxic or hazardous substance at the Shopping Center or the Premises, than unless the presence of such toxic or hazardous substances was caused in any way by any act or omission of Tenant or its agents or employees, Tenant may at its option, upon thirty (30) days written notice to Landlord, terminate this Lease, if Landlord does not remediate (in Landlord's sole discretion) the existence of a toxic or hazardous substance at the Shopping Center or the Premises within said thirty (30) day cure period. If Tenant elects to terminate, Tenant shall be released from all of its obligations accruing from and after the date of such termination.

                                   ARTICLE XXV
                                  HOLDING OVER

       Section 25.1 HOLDING OVER. In the event Tenant holds over after the expiration of the Term, including any extensions thereof, thereafter the tenancy shall be from month to month at one hundred fifty percent (150%) of the Minimum Rent applicable during the last month of the Term plus 100% of the additional rent herein specified (prorated on a monthly basis) and otherwise on the applicable terms and conditions specified.

                                  ARTICLE XXVI
                                     NOTICES

       Section 26.1 NOTICES. Any notice, request or demand to be given by the provisions of this Lease, or by law, shall be in writing and shall be sent by a nationally recognized overnight delivery service (including, but not limited to, Federal Express or UPS) or United States certified mail, return receipt requested, addressed to Landlord or Tenant, as the case may be, at the respective principal offices of the parties set forth in the heading of this Lease. Either party may be similar notice designate different addresses or addresses. Any notice sent by certified mail or delivery service shall be deemed to have been given on the date it is mailed or transmitted, except that the time period in which a response to any such notice must be given, or in which an action must be commenced or taken, shall begin to run on the date of receipt. Rejection or other refusal to accept notice shall be deemed to be receipt as of the date of rejection or refusal.

                                  ARTICLE XXVII
        ESTOPPEL CERTIFICATES; SUBORDINATION; ASSIGNMENT OF RENTS; ETC.

       Section 27.1 ESTOPPEL CERTIFICATES. Each party shall, upon request of the other party, deliver a written instrument to the other party or to any other person or firm specified by such other party, duly executed and certifying to the best of its knowledge, that this Lease is unmodified and in full force or, if there has been any modification, that the Lease is in full force as modified, and stating all such modifications; specifying the dates to which rent and other charges have been paid; and stating whether there exists any default in the performance of any provision of this Lease. If Tenant fails to respond to Landlord's request for an Estoppel Certificate within twenty (20) days after Landlord delivers such written request to Tenant, Landlord will provide a second notice in writing to Tenant. If Tenant fails to respond to Landlord's second request for an Estoppel Certificate within ten

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                                                          [SEAL]

(10) days after Landlord delivers such written request to Tenant. Landlord is hereby authorized and empowered to sign the Estoppel Certificate as Tenant's attorney-in-fact. Tenant hereby grants to Landlord an irrevocable limited power of attorney for Landlord to sign an Estoppel Certificate as Tenant's attorney-in-fact, conditioned upon the preceding sentence.

       Section 27.2 SUBORDINATION. Upon request of Landlord, Tenant agrees to execute and deliver documents subordinating this Lease and Tenant's interest herein to any mortgage, deed of trust, security agreement, ground or underlying lease (each a "Financing Instrument") placed against the Premises and/or the Shopping Center; and to all renewals, increases, modifications, replacements, consolidations and extensions thereof. Notwithstanding the foregoing, Tenant shall not be required to enter into the foregoing subordination agreement unless the holder of any such Financing Instrument shall enter into an agreement with Tenant, in recordable form, that in the event of foreclosure or other right asserted under the Financing Instrument by the holder of any assignee thereof, this Lease and the rights of Tenant hereunder shall continue in full force and shall not be terminated or disturbed unless Tenant is in default, and so long as Tenant attorns to the holder or assignee of said Financing Instrument.

       Section 27.3 ASSIGNMENT OF RENTS. In the event Tenant receives a written notice from any party claiming a collateral interest in this Lease and, by reason thereof, an entitlement to collect the rent. Tenant may pay such rent to such party (If Landlord has provided its written consent to Tenant for such payment), which payments shall satisfy any and all liabilities of Tenant to Landlord with respect to such payment without obligation on the part of Tenant to make further inquiry, but subject to such party's providing to Tenant a copy of the instrument pursuant to which such party claims such entitlement.

       Section 27.4 ADMINISTRATIVE FEE. Delivery of any document contemplated by this Article XXVII shall be contingent upon payment of the sum of Two Hundred Fifty Dollars ($250.00) by the party requesting the document as an administrative and processing fee.

                                 ARTICLE XXVIII
                              RIGHT OF FIRST OFFER

       Section 28.1 RIGHT OF FIRST OFFER. Intentionally omitted.

                                  ARTICLE XXIX
                          APPLICABLE LAW: CONSTRUCTION

       Section 29.1 GOVERNING LAW. This Lease shall be governed by the laws of the state in which the Premises are located.

       Section 29.2 INVALID PROVISIONS. The invalidity or unenforceability of any provision of this Lease shall not affect any other provision, it being the intention of the parties that the provisions of this Lease shall be enforced to the fullest extent possible.

       Section 29.3 CAPTIONS. The captions, table of contents and/or index of this Lease are for reference only and shall not be deemed to describe the intent of this Lease or affect its interpretation or construction.

       Section 29.4 INTERLINEATION. Whenever in this Lease any printed portion has been deleted, this Lease shall be construed as if the deleted material was never included herein.

       Section 29.5 INTERPRETATION. This Lease has been negotiated by Landlord and Tenant and shall not be deemed to have been prepared by either Landlord or Tenant, but by both equally. In the event of any ambiguity of the provisions of this Lease, such ambiguity shall not be construed against Tenant.

                                  ARTICLE XXIX
                                  MISCELLANEOUS

       Section 30.1 NO RECORDING OF LEASE. Neither this Lease, nor any memorandum of this Lease, shall be recorded in any public records by Tenant.

       Section 30.2 ENTIRE AGREEMENT. This Lease and the Exhibits attached include the entire agreement of the parties concerning this Lease. No change, amendment of addition to this Lease shall be effective unless in writing and signed by the parties.

       Section 30.3 BINDING EFFECT. The provisions of this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors and assigns.

       Section 30.4 REASONABLE CONSENT. If the consent, approval or permission of either party is required or desired by the other party hereunder, such party agrees that it shall not unreasonably or arbitrarily withhold or delay the same except as provided otherwise in this Lease. In the event that either party fails to respond to any such request within fifteen (15) days (or such longer or shorter period as is herein specified) after receipt of such request, then such request shall be deemed to have been granted, and the other party may proceed without further action. In the event that any such consent, approval or permission it specifically withheld (except where a party has the right to withhold its consent in its sole discretion), the withholding party shall set forth in writing its reasons for such withholding.

                                                                 /s/ [ILLEGIBLE]

                                                                 /s/ [ILLEGIBLE]

                                                                          [SEAL]

                                    EXHIBIT H

                             DUE DILIGENCE CHECKLIST

NAME OF PROPERTY                                                                  COMMENTS
------------------------------------------------------------------------------------------
A.     FINANCIAL INFORMATION

       1.    Copy of leases and any guarantees                                    ___________

       2.    Current Rent Roll                                                    ___________

       3.    Standard Lease Form                                                  ___________

       4.    Latest leasing status report                                         ___________

       5.    Summary of recent lease transactions including rate and tenant
             improvement allowances                                               ___________

       6.    List of current tenants on percentage rent only or percentage rent
             in lieu basis                                                        ___________

       7.    List of specialty license agreements                                 ___________

       8.    Prior five full years operating statements + Year-to-date statement  ___________

       9.    Prior year's general ledger statement + Year-to-date statement       ___________

       10.   Last three years' bills for:

             a. Real estate taxes                                                 ___________

             b. Insurance

                   1)   Liability                                                 ___________

                   2)   Property                                                  ___________

             c. Reconciliations for CAM/taxes/insurance                           ___________

             d. Statement of current monthly amounts paid by tenants for
                CAM/tax/insurance plus a yeartodate balance of amounts paid
                by each tenant                                                    ___________

       11.   Information related to any recent CAM or TAX Audits, including
             copies of reports                                                    ___________

       12.   Leakage report of reimbursable expenses by tenant.                   ___________

       13.   Base rent collected in previous five calendar year period by
             tenant                                                               ___________

       14.   Physical occupancy for the last five calendar years prior to
             purchase                                                             ___________

       15.   Receivables status/aging report                                      ___________

       16.   Tenant sales reports for last three years                            ___________

       17.   Tenant financial statements                                          ___________

       18.   Lease expirations next three years                                   ___________

                   e. Status of expirations, with kick-outs, with respect to renewal

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                   possibilities                                                  ___________

       19.   Description and breakdown of Promotional Income and Marketing Fund   ___________

       20.   Leasing Plan                                                         ___________

ITEM                                                                              OUTSTANDING
---------------------------------------------------------------------------------------------
B.     EXPENSE INFORMATION

       1.    Twelve months of consecutive utility bills

                a.   Water                                                        ___________

                b.   Gas                                                          ___________

                c.   Electric                                                     ___________

                d.   Telephone and dedicated lines                                ___________

Copies of all service agreements, contracts or any leases that encumber the property

                e.   Fire/burglar alarm

                f.   Antenna cable/satellite dish                                 ___________

                g.   Cleaning                                                     ___________

                h.   Exterminating                                                ___________

                i.   Landscaping                                                  ___________

                j.   Scavenger                                                    ___________

                k.   Security service                                             ___________

                I.   Snow removal                                                 ___________

                m.   Towing                                                       ___________

                n.   Union contracts                                              ___________

                o.   Elevator                                                     ___________

                p.   Uniform rental                                               ___________

                q.   Water softeners                                              ___________

                r.   Leasing                                                      ___________

                s.   Management                                                   ___________

                t.   Advertising                                                  ___________

                u.   Tax reduction legal fees                                     ___________

                v.   Any other service contracts or leases not cancelable in 90
                     days                                                         ___________

       3.    Capital improvements                                                ___________

                w.   Capital improvements over the last 36 months                 ___________

                x.   Five-year capital expenditure forecast                       ___________

                y.   Assignable warranties                                        ___________

C.     ENVIRONMENTAL REPORTS

       4.    Phase I                                                              ___________

       5.    Other                                                                ___________

D.     STAFFING

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

ITEM                                                                              OUTSTANDING
---------------------------------------------------------------------------------------------
       6.    Itemized by position and salary                                      ___________

E.   SITE INSPECTIONS

       7.    Inspection report                                                    ___________

       8.    Photo attached                                                       ___________

                                                                 /s/ JL

                                                                 /s/ [ILLEGIBLE]

                                    EXHIBIT I

                                    CONTRACTS

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

[LOGO]
P.O. BOX 460368
SAN ANTONIO, TEXAS                                                  210/349-5954
78246-0368                                                      FAX 210/349-7502

                        ALAMO LOT MAINTENANCE, LTD., LLP.

To: Jerry Watson                 CONTRACT PROPOSAL                Type: PROPOSAL

Company Submitted To                          Service Site Location

  Name: DEVELOPMENT STRATEGIES, INC.            Name: ALISON'S CORNER
                                              SiteID:
Street: P.O.BOX 460481                        Street: 2720 S.W.MILITARY @ YARROW
City/Zip: SAN ANTONIO, TEXAS 79246              City: SAN ANTONIO

Phone: (210)524-9922 Fax: (210)524-9912       210.912.9489 [ILLEGIBLE]
Contact: DAVID MONNICH                                               best #

Service To Be Provided: POWER VACUUM SWEEPING OF THE ENTIRE PARKING
   -    AREA TO INCLUDE THE ALLEY AND THE HANDBLOWING OF ALL CORNERS,
   -    CARSTOPS AND SIDEWALKS. SERVICE TO BE PROVIDED ON TUESDAY AND
   -    SATURDAY NIGHTS AFTER 10:00PM

Frequency/Rates
           1:         times per month.     $:           per month
           2:   2     times per week.      $:  295.00   per month
           3:         times per week.      $:           per month
           4:         times per:           $:           per:


     Alamo Lot Maintenance, Ltd., L.L.P. will provide all materials and labor necessary to insure quality service for the above location, but will exclude; dump areas and large debris that will not fit into the truck (unless otherwise specified above). Any additional work or labor not specified above will be performed at an agreed upon price by both parties. The above prices are guaranteed for one year from the date of this agreement.
     Payment terms are 2% discount if paid in 10 days from date of invoice or net due in 30 days. Sales tax, when applicable, will be included on the invoice.

             Submitted By: JERRY WATSON          Date: June 11, 2003

                    -------------------*--------------------
                     CONTRACT SUBJECT TO THIRTY DAY WRITTEN
                       CANCELLATION NOTICE BY EITHER PARTY
                    -------------------*--------------------

     The above proposal in the amount of $__________ per month is hereby accepted and Alamo Lot Maintenance, Ltd., L.L.P. is authorized to begin work on __________. Payment will be in accordance with the above terms.

     Accepted By /s/ David W. Monnich  Date 7/3/03
                 --------------------       ------

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

                            MLC LANDSCAPING CO., INC.
                            14618 JONES MALTSBERGER
                              SAN ANTONIO, TX 78247
                                 (210) 491-9929
                               FAX: (210) 491-0042

                                   ----------

From DAVE                                                DATE: JUNE 12, 2003

To   MIKE MALONE                                         PAGES FOLLOWING COVER 6

SUBJECT:

MESSAGE:

                                                         /s/ [ILLEGIBLE]
                                                              7/3/03

                                     THANKS
                                      MIKE

                                   ----------


                                                         /s/ J.L.

MLC LANDSCAPING CO., INC.

COMMERCIAL LANDSCAPE MANAGEMENT

                                EXECUTIVE SUMMARY

                          ANNUAL LANDSCAPE MANAGEMENT

                           ALLISON'S CORNER PHASE TWO

THE ATTACHED LANDSCAPE MANAGEMENT PROPOSAL ENCOMPASSES SERVICES THAT WE BELIEVE ARE NECESSARY AND DESIRABLE FOR A PROPERTY OF THIS QUALITY. THE FOLLOWING IS A SUMMARY OF THE SERVICES. THE ANNUAL MAINTENANCE SECTION DETAILS THESE SERVICES.

          A TOTAL OF FORTY TWO (42) SERVICE CALLS PER YEAR.

          TURF, SHRUBBERY AND GROUND COVER MAINTENANCE.

          BED AND PAVED AREA WEED CONTROL; PHYSICAL AND CHEMICAL REMOVAL.

          COMPREHENSIVE FERTILIZATION PROGRAM FOR OPTIMUM HEALTH OF LANDSCAPE.

          SIDEWALK AND BUILDING ENTRANCES CLEARED OF CLIPPINGS AND DEBRIS.

          LANDSCAPE DESIGN AND CONSTRUCTION.

          PUBLIC LIABILITY AND "DRIFT" INSURANCE COVERAGE OF $1,000,000.

          FULLY COVERED BY TEXAS WORKERS COMPENSATION INSURANCE.

          ALL SUPERVISORY PERSONNEL ARE EQUIPPED WITH MOBILE RADIOS.

          TNRCC IRRIGATION LICENSE # L10005700 (REQUIRED BY LAW)

          TEXAS DEPT. OF AGRICULTURE APPLICATORS LICENSE # TPCL 135813 (REQUIRED BY LAW)

          LICENSED ARBORIST ON STAFF (INTERNATIONAL SOCIETY OF ARBORICULTURE TX-
          1062)

14618 JONES MALTSBERGER ROAD, SAN ANTONIO, TEXAS 78247 - (210) 491-9929-FAX
(210) 491-0042

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

                            MLC LANDSCAPING CO, INC.

                                  AGREEMENT FOR

                           ANNUAL LANDSCAPE MANAGEMENT

                                       AT

                           ALLISON'S CORNER PHASE TWO

                                  JUNE 12, 2003

MLC LANDSCAPING COMPANY HEREBY OFFERS TO PROVIDE ALL LABOR, EQUIPMENT, TOOLS, MATERIALS AND SUPPLIES FOR THE LANDSCAPE MANAGEMENT SERVICES AT THIS PROPERTY.

WEATHER PERMITTING; THE FOLLOWING LANDSCAPE MANAGEMENT SERVICES WILL BE PERFORMED ON A SCHEDULED BASIS THROUGHOUT THE YEAR. THE ATTACHED SERVICE CALENDAR PROVIDES ALL DETAILS REGARDING THE FREQUENCY AND TYPE OF SERVICES TO BE PROVIDED UNDER THIS CONTRACT.

                            IMPROVED TURF MAINTENANCE

ALL IMPROVED (IRRIGATED) TURF AREAS WILL BE MOWED TO A CUTTING HEIGHT DICTATED BY THE SEASON OF THE YEAR AND THE CONDITIONS OF THE TURF. ALL TURF AREAS WILL BE "MOWED" WITH ROTARY TYPE MOWERS WITH BLADES BEING SHARP AT ALL TIMES. "WEED-WHACKING" TYPE EQUIPMENT WILL BE USED ONLY ON TRIMMING AND EDGING OPERATIONS AND IN THOSE AREAS WHERE ROTARY MOWERS CANNOT BE UTILIZED EFFICIENTLY.

                      SHRUBBERY / GROUND COVER MAINTENANCE

ALL SHRUBBERY SHALL BE "PICK-PRUNED" AND/OR SHEERED TO MAINTAIN CONSISTENT SIZE AND SHAPE, REMOVE DEAD OR DYING BRANCHES AND PROMOTE HEALTHY GROWING CONDITIONS. IN CASES WHERE SHRUBBERY HAS GROWN OUT TO WALLED AREAS AND INTO THE TURF, IT WILL BE ALLOWED TO GROW NATURALLY AND SHALL BE SELECTIVELY PRUNED TO MAINTAIN SHAPE AND SIZE. SHRUBBERY WILL NEVER BE TRIMMED WITH MONOFILAMENT TRIMMERS. ALL GROUND COVER SHALL BE SHEARED TO MAINTAIN A CRISP EDGED APPEARANCE, A CONSISTENT HEIGHT AND A DENSE COVER.

                          TURF AND SHRUB FERTILIZATION

ALL TURF AND SHRUBBERY SHALL BE FERTILIZED TWO (2) TIMES PER YEAR WITH HIGH NITROGEN, SLOW-RELEASE FERTILIZER. A 15-10-10 FERTILIZER (TOTAL NITROGEN - 15%, SULPHUR COATED UREA - 9.5%, 2.0% IRON WITH TRACE ELEMENTS) WILL BE APPLIED IN THE SPRING AT THE RATE OF 1 POUND OF NITROGEN PER 1,000 SQUARE FEET. THE FALL APPLICATION SHALL BE AN 18-6-12 WINTERIZED APPLIED AT THE SAME RATE. TWO BROADCAST APPLICATIONS PER YEAR OF A GRANULAR PRE-EMERGENT HERBICIDE WILL HELP CONTROL SUMMER AND WINTER WEEDS PRIOR TO GERMINATION.

                             PAVED AREA WEED CONTROL

A NON-SELECTIVE, TRANSLOCATED HERBICIDE FOR THE REMOVAL OF ALL VEGETATION IN AND AROUND PAVED AREAS SHALL BE APPLIED ON AN AS NEEDED BASIS.

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

                                IRRIGATION SYSTEM

THE IRRIGATION SYSTEM WILL BE INSPECTED ONE TIME PER MONTH. AT THIS TIME, THE CONTROLLER WILL BE SET FOR THE APPROPRIATE TIME SETTINGS AND HEADS WILL BE ADJUSTED FOR PROPER COVERAGE. UPON COMPLETION OF THE INSPECTION, A REPORT WILL BE FAXED TO THE PROPERTY MANAGER INDICATING NECESSARY REPAIRS AND ESTIMATED COSTS. MLC REQUESTS THAT THIS REPORT BE FAXED BACK TO OUR OFFICE AS SOON AS POSSIBLE INDICATING APPROVAL OR NON-APPROVAL. (VERBAL APPROVALS WILL BE ACCEPTED.) ANY OTHER SERVICE CALL REPAIRS, INSPECTIONS, OR ON SITE CONSULTATIONS WILL BE PROVIDED ON A TIME AND MATERIAL BASIS. ITEMS FOUND TO BE BROKEN BY MLC PERSONNEL WILL BE REPLACED AT NO COST.

                              WEED CONTROL PROGRAM

MLC LANDSCAPING COMPANY SHALL PROVIDE A WEED CONTROL PROGRAM DESIGNED TO CONTROL UNWANTED WEEDS AND GRASSES WITH AN EFFICIENT AND ENVIRONMENTALLY SAFE APPROACH. THE WEED CONTROL APPROACH UTILIZES A COMBINATION OF PHYSICAL AND CHEMICAL TECHNIQUES TO PROVIDE AN ACCEPTABLE LEVEL OF CONTROL.

                                FIRE ANT CONTROL

A FIRE ANT CONTROL PROGRAM SHALL BE IMPLEMENTED THAT COMBINES THE USE OF VARIOUS PESTICIDES TO CONTROL INFESTATIONS. IN THE CASE THAT MOUNDS DO APPEAR, THEY WILL BE TREATED, LEVELED AND RAKED DURING THE REGULAR SCHEDULED MAINTENANCE SERVICE DAY. TWO BROADCAST APPLICATIONS PER YEAR OF LOGIC BAIT WILL REDUCE FIRE ANT INFESTATIONS.

                       ORNAMENTAL / SHADE TREE MAINTENANCE

ALL ORNAMENTAL/SHADE TREES SHALL BE PRUNED UP TO 8' TO PROVIDE PROTECTION TO PEDESTRIANS. THESE PRUNING POINTS SHALL BE PROTECTED WITH A PRUNING SEALER. "SUCKERS" SHALL BE REMOVED ON A CONTINUING BASIS.

                                  CREPE MYRTLES

ALL CREPE MYRTLES (8' AND UNDER) WILL BE LIGHTLY PRUNED TO MAINTAIN PROPER SHAPE. SUCKERS WILL BE REMOVED ON AN AS NEEDED BASIS. IF NEEDED, SPRAYING OF CREPE MYRTLES FOR SERIOUS PEST INFESTATIONS SHALL BE AN OPTIONAL SERVICE AT AN ADDITIONAL CHARGE.

                           CLIPPINGS & DEBRIS REMOVAL

ALL SIDEWALKS AND BUILDING ENTRANCES WILL BE CLEARED OF CLIPPINGS AND LEAVES WITH A POWER BLOWER OR AN INDUSTRIAL VACUUM. IN ADDITION, THE PROPERTY WILL BE THOROUGHLY "POLICED" FOR TRASH AND OTHER DEBRIS DURING EACH SERVICE CALL.

                                                                 /s/ J.L.

                                                                 /s/ [ILLEGIBLE]

                             WORK FORCE PERFORMANCE

MLC LANDSCAPING COMPANY GUARANTEES THAT ALL WORK WILL BE CARRIED OUT IN A PROFESSIONAL AND WORKMANLIKE MANNER WITH ON-SITE SUPERVISION AT ALL TIMES.
THERE WILL BE NO CREW "DROP-OFFS". ALL PERSONNEL WILL USE SAFETY EQUIPMENT AND BE NEATLY DRESSED IN IDENTIFYING CLOTHING WHICH DESIGNATES THEM AS MLC EMPLOYEES. ALL TRUCKS WILL BE CLEAN AND IDENTIFIED AS MLC VEHICLES. "STAGING" OF CREWS WILL BE IN AN AREA OF THE PROPERTY WHICH DOES NOT INTERFERE WITH NORMAL BUSINESS OPERATIONS. MLC PERSONNEL WILL CONDUCT THEMSELVES AS YOUR REPRESENTATIVES WHILE ON THE PROPERTY.

                                  COMMUNICATION

FREQUENT AND EASY COMMUNICATIONS BETWEEN THE PROPERTY MANAGER AND MLC MANAGEMENT IS ESSENTIAL TO THE ACHIEVEMENT OF QUALITY SERVICE. THEREFORE, WE MAKE CERTAIN THAT THE PAGER NUMBERS; MOBILE PHONE NUMBERS AND EMERGENCY PHONE NUMBERS OF MLC MANAGEMENT ARE AVAILABLE TO EVERYONE INVOLVED. WE ENCOURAGE THEIR USE.

                         RESPONSIBILITY & OPTIONAL WORK

MLC LANDSCAPING COMPANY SHALL NOT BE HELD RESPONSIBLE FOR THE CURRENT CONDITION OF ANY PLANT MATERIAL OR DAMAGE TO ANY PLANT MATERIAL OR TURF AREAS CAUSED BY ANY "ACT OF NATURE", ANIMALS, VANDALISM OR THE INABILITY TO PROVIDE ADEQUATE WATER.

ALL COMMUNICATIONS REGARDING THE IMPLEMENTATION, SCHEDULING OR REQUIREMENTS FOR ADDITIONAL LANDSCAPING SERVICES SHALL BE DIRECTED TO THE DESIGNATED MLC MANAGER OR THE UNDERSIGNED, NOT TO THE INDIVIDUAL WORKERS ON THE SITE. ANY ADDITIONAL WORK REQUIRED THAT IS OUTSIDE THE SCOPE OF THIS AGREEMENT MUST HAVE PRIOR WRITTEN APPROVAL FROM THE PROPERTY MANAGER AND THE MLC PROJECT MANAGER. CHARGES FOR ANY ADDITIONAL WORK SHALL BE AGREED UPON BETWEEN THE PARTIES PRIOR TO THE COMMENCEMENT OF ANY WORK.

MLC LANDSCAPING CO., INC. SHALL NOT BE RESPONSIBLE FOR ANY UTILITIES REQUIRED TO MAINTAIN THE PROPERTY OR ANY NEW OR EXISTING PLANT MATERIAL.

                                                                 /s/ [ILLEGIBLE]

                                                                 /s/ [ILLEGIBLE]

                             ANNUAL SERVICE CALENDAR

           [ILLEGIBLE]              JAN  FEB  MAR  APR    MAY   JUNE   JULY   AUG     SEP     OCT    NOV    DEC       TOTALS
------------------------------------------------------------------------------------------------------------------------------
IMPROVED TURF MAINTENANCE            2    2    4    4      4     4      4      4       4       4      2      2          42

SHRUBBERY/GROUND COVER MAINTENANCE                                                                                   AS NEEDED

TURF FERTILIZATION                             1                                                      1                  2

TURF WEED CONTROL: PRE EMERGENT                1                                               1                         2

PAVED AREA WEED CONTROL: ROUND UP                                                                                    AS NEEDED

IRRIGATION INSPECTION: OPERATIONAL   1    1    1    1      1     1      1      1       1       1      1      1          12

FIRE ANT CONTROL                                                                                                     AS NEEDED

ORNAMENTAL SHADE TREE MAINTENANCE                                                                                    AS NEEDED

TRASH REMOVAL                        2    2    4    4      4     4      4      4       4       4      2      2          42

CREPE MYRTLE MAINTENANCE                                                                                             AS NEEDED

CLIPPINGS AND DEBRIS REMOVAL         2    2    4    4      4     4      4      4       4       4      2      2          42

                                                                 /s/ JL

                                    AGREEMENT

THE ANNUAL CONTRACT PRICE SHALL BE PAYABLE TO MLC LANDSCAPING COMPANY IN EQUAL MONTHLY INSTALLMENTS, PLUS THE CURRENT TEXAS STATE SALES TAX. ALL MONTHLY INSTALLMENTS SHALL BE DUE WITHIN THIRTY (30) DAYS OF RECEIPT OF INVOICE. THIS CONTACT PRICE IS FOR THE PROPERTY IN THE CURRENT CONFIGURATION.

MONTHLY INSTALLMENT: $375.00 (EXCLUDING TAX)
COMMENCEMENT DATE:   ________________________________

THIS AGREEMENT SHALL CONTINUE FOR A PERIOD OF TWELVE CONSECUTIVE FULL MONTHS BEGINNING ON THE CONTRACT DATE. IF THE COMMENCEMENT DATE IS OTHER THAN THE FIRST DAY OF THE MONTH, THE SERVICES FOR THE FIRST MONTH WILL BE PRO-RATED ACCORDINGLY BASED ON THE NUMBER OF SERVICE CALLS FOR THE FIRST MONTH. THIS CONTRACT CAN ONLY BE MODIFIED IN WRITING AND ACCEPTED BY BOTH PARTIES. THIS AGREEMENT MAY BE CANCELED WITH THIRTY (30) DAY WRITTEN NOTICE (BY CERTIFIED MAIL) BY EITHER PARTY. ALL ACCOUNTS MUST BE CURRENT PRIOR TO CANCELLATION OF SERVICES BY OWNER/MANAGER. THIS AGREEMENT SHALL BE AUTOMATICALLY RENEWED FOR THE SAME PERIOD TIME UNLESS MLC LANDSCAPING CO., INC. IS NOTIFIED TO THE CONTRARY, IN WRITING, THIRTY DAYS IN ADVANCE OF THE EXPIRATION OF THE THEN CURRENT TERM. UPON EACH ANNIVERSARY DATE OF THIS AGREEMENT, THE PRICES THEN IN EFFECT SHALL BE AUTOMATICALLY INCREASED BY THE ANNUAL PERCENT INCREASE IN THE CONSUMER PRICE INDEX. CUSTOMER WILL BE NOTIFIED OF ANY PRICE INCREASE ABOVE THIS PERCENTAGE AMOUNT.

ALL PAST DUE INVOICES (AFTER 30 DAYS) FOR THIS PROPERTY WILL BE ASSESSED A 1.5% PER MONTH LATE CHARGE. IN THE EVENT THAT MLC LANDSCAPING COMPANY REQUIRES LEGAL ASSISTANCE IN COLLECTIONS, THE OWNER/MANAGER OF THE PROPERTY SHALL PAY ALL REASONABLE LEGAL FEES. ALL ACCOUNTS MORE THAN THIRTY (30) DAYS PAST DUE SHALL BE SUBJECT TO SUSPENSION OF SERVICES UNTIL THE ACCOUNT IS BROUGHT CURRENT. THERE WILL BE NO PRO-RATED CHARGES FOR SUSPENDED SERVICE DURING THIS TIME.


HAVING READ AND UNDERSTOOD THE TERMS OF THIS AGREEMENT, WE THE UNDERSIGNED ACCEPT THIS AGREEMENT ON THE 3 DAY OF JULY 2003

MLC LANDSCAPING COMPANY, INC.

/s/ Michael D. Malone
---------------------------------
MICHAEL D. MALONE
OPERATIONS MANAGER

ALLISON'S CORNER PHASE TWO

/s/ David W. Monnich
----------------------------------

PRINTED NAME: DAVID W. MONNICH
              -----------------------
TITLE: OWNER
       ------------------------------

                                                                 /s/ JL

                      FIRE RISER MONITORING
                      "NON" ROSS RISER
                      LOCATED IN RISER RM. BEHIND MATTRESS FIRM SPACE 499, 6039 [ILLEGIBLE] 01-05-6205
                      2720 [ILLEGIBLE]

[MCS METROPLEX CONTROL SYSTEMS LOGO]

                      JOHN B. WILEY - SALES MANAGER

                      12903 Delivery Drive - San Antonio Texas 78247
                      Phone (210) 495-5245 - Mobile (210) 862-5321
                      Fax (210) 495-5613 - e-mail; jwltey@metroplex-control.com B#5660 - ACR#1970
                      [ILLEGIBLE] / [ILLEGIBLE] / WOODY

                                                                 /s/ JL

                     CLIENT VERIFICATION FORM (CONFIDENTIAL)

                        Completed on: 07/03/03 at: 11:37

NOTE: The following computer information is on file for your security system. Please verify/check all data, including current passcard holders. Make any changes by crossing out information and printing corrections. Then siqn and return this form immediately. By signing and dating this form I acknowledge/accept the accuracy, terms, and conditions on both sides (if printed on back) of this form. Your Password: _________________ Your Signature _________________________ Dated: _________________________

  ALISON'S CORNER - PHASE TWO                               Acct No:  01-05-5205
  2720 SW MILITARY DR                                   Last update:  07/03/03
                                        METR            All OK Word:
                                                        Permit No..:
  ALISON'S CORNER - PHASE TWO                           Account Typ:  Commercial
  2720 SW MILITARY DR                                   Control Typ:
  SAN ANTONIO                   TX 78224                Opn/Clo Rpt:  N D/W/B/M:
                                                        Backup Acct:
(210) 524-9922                                          Tests Every:      M/H/D:

-------------- Permanent Comments ------------------- - Brief/Temporary Comments


Passcard   ----- Name ------------ A Usr -------- Phone ------    Comment
1                SAN ANTONIO FIRE             Global
2                DAVID MONNICA                (210) 912-9489        MBL
3                ALISON MONNICA               (210) 828-3128
4                ALISON MONNICA               (210) 422-1158
5                HELEN KEATON                 (210) 313-7644

Zone             ------ Zone Description ------------------
E11?001          Fire - PULL STATION
E11?002          Fire - SMOKE
E11?003          Fire - WATERFLOW + SUPERVISORY

                                                                 /s/ JL

                                   [SBC LOGO]

June 27, 2003

                        Statement of Terms and Conditions

Dear Business Customer:

Thank you for choosing SBC service for your telecommunications needs. We look forward to serving your business needs.

At the SBC family of companies, we take pride in providing quality service and customer assistance, and we have taken many steps to ensure your satisfaction.

As a service to our customers, and in compliance with the requirements of the Public Utility Commission of Texas, we want to provide you with this information concerning the terms and conditions of service:

- RATES AND CHARGES FOR SERVICES - A complete itemization of your rates and charges can be found in the Monthly Service Itemization section and the Business Plan section of your first telephone bill. Immediately review you first bill upon receipt and if you have any questions regarding the charges please contact us at 1-800-559-7928.

- FULL DESCRIPTION OF EACH PRODUCT OR SERVICES ORDERED - These are identified on your bill; however, for additional information on the services ordered, you may reference the EasyOptions section of your SBC telephone directory or visit our website at http://www.sbc.com/econ/sw/bus/home. If you still have questions after reviewing your first bill and the reference material above, please contact us at 1-800-559-7928.

- CHARGES FOR LATE PAYMENT AND RETURNED CHECKS - A late payment charge of 6.5% is applicable and is referenced in the Payment information section of the telephone bill. There is a $25.00 charge for returned checks. If late payment or returned check charges are applicable, they can be found in the Other Charges section and Monthly Statement section of the telephone bill.

- APPLICABLE MINIMUM CONTRACT SERVICE TERMS AND EARLY TERMINATION FEES - If you have signed a contract for a minimum term, you should have received a contract with the terms, conditions and applicable termination fees. If you have not received this contract, please call us at 1-800-559-7928.

- DEPOSITS AND ADVANCE PAYMENTS - If a deposit or advance payment has been paid, the advance payment will appear in the Monthly Statement section of your first telephone bill and the deposit will appear in the Payment Information section of your first telephone bill. Information on interest accrual and refund of deposit can be found in the "Your Rights as a Customer" section of the SBC telephone directory.

- APPLICABLE CONSTRUCTION CHARGES - If your service required construction charges, you would have already received and signed a contract before service is installed. If this is applicable to you and you have not receive and signed a contract, please call us at 1-800-559-7928.

- TELEPHONE NUMBER ASSIGNMENT CHANGES - Your correct telephone number is reflected on your first telephone bill.


2623.1.5.1481 1  AT 0.292    **
DEVELOPMENT STRATEGIES
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ JL

                                   [SBC LOGO]

                                   www.sbc.com

June 27, 2003

Dear Customer:

Thank you for selecting SBC as your telecommunications provider.

The enclosed brochure describes the optional InLine(R) or InLine(R) Plus service that you subscribed to and provides our contract terms and conditions. YOU SHOULD READ THIS BROCHURE CLOSELY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR INLINE SERVICE, INCLUDING IMPORTANT LIMITATIONS AND EXCLUSIONS TO THAT SERVICE.

Please feel free to call us for any additional information or to make changes to your telephone service. Representatives are available to assist you Monday through Friday. You can reach us at (800) 559-7928.


We appreciate the opportunity to serve you.


Sincerely,


SBC

2623.1.5.1482 1 AT 0.292    **
DEVELOPMENT STRATEGIES                    (210) 923-1475
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ JL

                                   [SBC LOGO]

June 26, 2003

Thank you for choosing SBC services for your telecommunications needs. We value and appreciate your business.

Contained herein is a confirmation of your order placed on 05/29/2003.

For more information on how to use call management features, visit our online user guide at http://www.sbc.com/econ/sw/bus/user-guide.

For more information on business products and services, ordering DSL Internet, Web Hosting, SBC eBill(SM), calling services, and other Business Solutions visit http://www.sbc.com/econ/sw/bus/products.

If we can be of further assistance, please contact us at 1-800-559-7928 or for DSL Internet service matters, call 1-877-SBC-DSL5.

Sincerely,

YOUR SBC SERVICE REPRESENTATIVE


2623.1.5.1483 1 AT 0.292    **
DEVELOPMENT STRATEGIES                    210 923-1475
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ JL

                                   [SBC LOGO]

                                   www.sbc.com

July 1, 2003

Dear Customer:

Thank you for selecting SBC as your telecommunications provider.

The enclosed brochure describes the optional InLine(R) or InLine(R) Plus service that you subscribed to and provides our contract terms and conditions. YOU SHOULD READ THIS BROCHURE CLOSELY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR INLINE SERVICE, INCLUDING IMPORTANT LIMITATIONS AND EXCLUSIONS TO THAT SERVICE.

Please feel free to call us for any additional information or to make changes to your telephone service. Representatives are available to assist you Monday through Friday. You can reach us at (800) 559-7928.

We appreciate the opportunity to serve you.

Sincerely,

SBC


2865.1.18.5492 1  AT 0.292    **
DEVELOPMENT STRATEGIES                    (210) 923-0965
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ JL

                                   [SBC LOGO]

July 1, 2003

                        Statement of Terms and Conditions

Dear Business Customer:

Thank you for choosing SBC service for your telecommunications needs. We look forward to serving your business needs.

At the SBC family of companies, we take pride in providing quality service and customer assistance, and we have taken many steps to ensure your satisfaction.

As a service to our customers, and in compliance with the requirements of the Public Utility Commission of Texas, we want to provide you with this information concerning the terms and conditions of service:

- RATES AND CHARGES FOR SERVICES - A complete itemization of your rates and charges can be found in the Monthly Service itemization section and the Business Plan section of your first telephone bill. Immediately review you first bill upon receipt and if you have any questions regarding the charges please contact us at 1-800-559-7928.

- FULL DESCRIPTION OF EACH PRODUCT OR SERVICES ORDERED - These are identified on your bill; however, for additional information on the services ordered, you may reference the EasyOptions section of your SBC telephone directory or visit our website at http:/www.sbc.com/econ/sw/bus/home. If you still have questions after reviewing your first bill and the reference material above, please contact us at 1-800-559-7928.

- CHARGES FOR LATE PAYMENT AND RETURNED CHECKS - A late payment charge of 6.5% is applicable and is referenced in the Payment Information section of the telephone bill. There is a $25.00 charge for returned checks. If late payment or returned check charges are applicable, they can be found in the Other Charges section and Monthly Statement section of the telephone bill.

- APPLICABLE MINIMUM CONTRACT SERVICE TERMS AND EARLY TERMINATION FEES - If you have signed a contract for a minimum term, you should have received a contract with the terms, conditions and applicable termination fees. If you have not received this contract, please call us at 1-800-559-7928.

- DEPOSITS AND ADVANCE PAYMENTS - If a deposit or advance payment has been paid, the advance payment will appear in the Monthly Statement section of your first telephone bill and the deposit will appear in the Payment Information section of your first telephone bill. Information on interest accrual and refund of deposit can be found in the "Your Rights as a Customer" section of the SBC telephone directory.

- APPLICABLE CONSTRUCTION CHARGES - If your service required construction charges, you would have already received and signed a contract before service is installed. If this is applicable to you and you have not receive and signed a contract, please call us at 1-800-559-7928.

- TELEPHONE NUMBER ASSIGNMENT CHANGES - Your correct telephone number is reflected on your first telephone bill.


2865.1.18.5491 1 AT 0.292    **
DEVELOPMENT STRATEGIES
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ J.L.

                                   [SBC LOGO]

June 30, 2003

Thank you for choosing SBC services for your telecommunications needs. We value and appreciate your business.

Contained herein is a confirmation of your order placed on 05/29/2003.

For more information on how to use call management features, visit our online user guide at http://www.sbc.com/econ/sw/bus/user-guide.

For more information on business products and services, ordering DSL Internet, Web Hosting, SBC eBill(SM), calling services, and other Business Solutions visit http://www.sbc.com/econ/sw/bus/products.

If we can be of further assistance, please contact us at 1-800-559-7928 or for DSL Internet service matters, call 1-877-SBC-DSL5.

Sincerely,

YOUR SBC SERVICE REPRESENTATIVE


2865.1.18.5493 1 AT 0.292    **
DEVELOPMENT STRATEGIES                    210 923-0965
P O BOX 460481
SUIT 200
SAN ANTONIO TX 78246-0481

                                                                 /s/ JL

                               SERVICES AGREEMENT

                          SYSTEMS MONITORING DATA FORM

Customer agrees that in the event of an emergency or system failure, reasonable safety precautions will be taken to protect life and property during the period of time from when MCS is first notified of the emergency or failure and until such time as MCS notifies the Customer that the system is operational or that the emergency has cleared.

Upon receipt of a monitored signal CMS will telephone the responding agency or contact, as listed within this data form, and notify them of the activated signal. CMS is responsible only for making their best effort in attempting to notify by telephone the designated responding agency or contact named within. MCS and the CMS is under no obligation to telephone any responding agency or contact other than the responding agency or contact named in the most recent data form received by MCS from the Customer. The Customer will notify MCS, in writing, of any changes, additions or deletions to this information. MCS and the CMS does not warrant or represent that anyone telephoned by MCS or the CMS will respond to any call nor do we warrant or represent any response time of any police or fire department, paramedic unit, patrol service or others, should any of these parties be dispatched as a result of signals being received and the Customer does hereby release MCS and the CMS for any and all responsibility and liability for any failure or delay in responding.

SUBSCRIBER INFORMATION:

BILL TO: XXL ONE, LTD.

ADDRESS: PO BOX 460481                          CITY:  San Antonio

STATE: Texas     ZIP CODE: 78246                PHONE: 210.524.9922

PREMISE NAME: Alison's Corner Phase Two

ADDRESS: 2720 SW [ILLEGIBLE]                         SUITE#: 101

CITY: San Antonio        STATE:  TX                 ZIP CODE: 78224

PREMISE PHONE:_____  2ND PHONE:_____

RESPONDING AGENCY: Dallas PHONE:______

EMERGENCY CONTACT:  David W. Monnich              PHONE: 210.912.9489
EMERGENCY CONTACT:  Alison G. Monnich             PHONE: 210.828.3128
EMERGENCY CONTACT:  Alison G. Monnich             PHONE: 210.422.1158
SPECIAL INSTRUCTIONS: Try #'s/Contacts in order listed; if none contacted; call Helen Keaton @ 210.313.7644

MCS Texas Board of Private Investigators and Private Security Agencies Certificate Number B-05660.

MCS Texas Commission on Fire Protection, Fire Alarm Certificate of Registration Number ACR-1970

Acknowledgment by Initial;                Customer: /s/ [ILLEGIBLE]  MCS: ______
                                                    ---------------
                                                                 /s/ JL

                                                                    Page 3 of 3G
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Invoice

                                                 METROPLEX CONTROL SYSTEMS, INC.

DATE:    8/1/2003
INVOICE  103609                         P.O. Box 997
No.:

                                        San Antonio, TX 78294-0997

    BILL TO:
             XXL One, LTD
             P.O. Box 460481
             Attn: David Monnich
             San Antonio, TX 78246

                                        SERVICE AT: Allison's Corner
                                                    Attn: David Monnich  2720 SW

Military Drive                                      San Antonio, TX 78224

CUSTOMER ID: XXL ONE
DESCRIPTION: Agreement 148 Billing #1 of 4       REFERENCE:   Agreement     148

      TERMS:                                     PO NUMBER:   DAVID MONNICH

ITEM          DESCRIPTION                      QUANTITY    UNIT PRICE    AMOUNT


AGREEMENT
              Quarterly Monitoring                1.00      $ 100.00    $ 100.00
                                                  AGREEMENT SUBTOTAL    $ 100.00

                                                            SUBTOTAL:   $ 100.00
                                                            SALES TAX:  $   8.25
                                                            PAYMENTS:   $   0.00

                                                            TOTAL DUE:  $ 108.25

                                                                 /s/ JL

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                                    EXHIBIT J

                      LIST OF ADDITIONAL CLOSING DOCUMENTS

1. Four (4) counterpart original Assignments and Assumptions of Contracts, Licenses and Intangible Property in a form acceptable to Seller and Buyer. If any Contract or license is not freely assignable, then Seller shall also deliver to Buyer evidence of all required consents to and approvals of such assignment, together with evidence of payment of any and all assignment fees and costs;

2. An updated, current rent roll relating to the Property, certified by Seller as being true, correct and complete as of the Closing Date;

3. Executed originals of all Leases, Contracts and licenses assigned to Buyer pursuant to this Agreement (or where originals are unavailable, copies duly certified by Seller as being true, correct and complete copies of the originals);

4. Two (2) original Seller's certificates dated as of the Closing Date confirming that all of the representations and warranties of Seller contained in this Agreement are true and correct as of the Closing Date;

5. An ALTA statement/Owner's Affidavit, GAP Indemnity and other affidavits in form and substance required by the Title Company;

6.  An original Waiver of Lien executed by the Brokers;

7. Evidence satisfactory to Buyer of termination of (i) any Contracts with respect to which Buyer notifies Seller (prior to the expiration of Buyer's Examination Period) to terminate as of Closing, and (ii) any employees of the Property;

8. All keys, security cards, keycard passes and entrance cards to all doors to, and equipment and utility rooms in, the Property;

9. Assignments of any and all warranties and guarantees (including copies of any required consents to such assignments and evidence of payment of any fees in connection with such assignments) from any manufacturers or installers of furniture, fixtures and/or equipment relating to the Property and owned by Seller and all warranties and guarantees (including copies of any required consents to such assignments and evidence of payment of any fees in connection with such assignments) received by Seller in connection with any work or service performed or equipment installed in the construction, repair, maintenance and/or replacement of the Property or any portion thereof;

10. All books, operating manuals, tenant files and correspondence and other materials relating to the Property requested by Buyer;

                                                                 /s/ JL

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11. To the extent not delivered to Buyer prior to the Closing Date, originals of all as-built plans and specifications, surveys, site plans, engineering plans and studies, utility plans and development plans related to the Property; and

12. Evidence satisfactory to Buyer that all property managers and/or leasing brokers relating to the Property have been terminated and paid all commissions or fees due for all services rendered.

                                                                 /s/ JL